SECURITIES AND EXCHANGE COMMISSION

                             Washington, DC  20549


                                   FORM 8-K

                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the
                      Securities and Exchange Act of 1934


     Date of Report (Date of earliest event reported) September 10, 1998
                                                      ------------------

             PAINE WEBBER INCOME PROPERTIES FIVE LIMITED PARTNERSHIP
             -------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                       0-12087                 04-2780287
--------------------------------------------------------------------------------
(State or other jurisdiction)        (Commission              (IRS Employer
     of incorporation                File Number)           Identification No.)



265 Franklin Street, Boston, Massachusetts                            02110
--------------------------------------------------------------------------------
(Address of principal executive offices)                            (Zip Code)

Registrant's telephone number, including area code (617) 439-8118
                                                   --------------


            (Former name or address, if changed since last report)

                                   FORM 8-K
                                CURRENT REPORT

           PAINE WEBBER INCOME PROPERTIES FIVE LIMITED PARTNERSHIP

ITEM 2 - Disposition of Assets

Greenbrier Apartments, Indianapolis, Indiana

Disposition Date - September 10, 1998

      On September 10, 1998, Greenbrier Associates, a joint venture in which Paine Webber Income Properties Five Limited Partnership ("the Partnership") has an interest, sold the property known as Greenbrier Apartments located in Indianapolis, Indiana, to an unrelated third party, Graoch Associates #59 Limited Partnership, a Washington limited partnership, for $11,850,000. The Partnership received net proceeds of approximately $5,498,000 after deducting closing costs of approximately $119,000, closing proration adjustments of approximately $424,000, the repayment of the existing first mortgage loan of $5,400,000 and related accrued interest of approximately $26,000 and a payment of approximately $383,000 to the Partnership's co-venture partner for its share of the sales proceeds in accordance with the joint venture agreement.

      As discussed further in the Partnership's Quarterly Report on Form 10-Q for the period ended June 30, 1998, because the first mortgage loan secured by the Greenbrier Apartments was scheduled to mature on June 29, 1998, the Partnership and its joint venture partner had begun to review both refinancing and sale opportunities during the latter part of fiscal 1997. During the first quarter of fiscal 1998, the Partnership and the co-venturer agreed to initiate a marketing program for the possible sale of the property. During the second quarter, the Partnership and the co-venturer engaged a national real estate brokerage firm to market Greenbrier for sale. As part of the formal marketing campaign, which began in early March, the property was marketed extensively. Sales packages were distributed to national, regional, and local prospective purchasers. As a result of these sales efforts, several offers were received. Management then asked the prospective purchasers to submit best and final offers. Management subsequently received best and final offers from five of the prospective buyers. After completing an evaluation of the final offers and the relative strength of the prospective purchasers, the Partnership and its co-venture partner selected an offer and negotiated a purchase and sale agreement.

      As a result of the sale of Greenbrier Apartments, the Partnership will make a special distribution of $100 per original $1,000 investment, or approximately $3,493,000, on October 1, 1998 to unitholders of record as of the September 10, 1998 sale date. The remaining net proceeds from the sale of Greenbrier of approximately $2,005,000, along with an amount of the Partnership's cash reserves, were used to help pay off a $4,000,000 demand loan that the Partnership had obtained from PaineWebber Capital, Inc., an affiliate of the Managing General Partner. As previously reported, the Partnership had obtained this demand loan on June 16, 1998 in conjunction with the purchase of a co-venture partner's interest in the Carriage Hill Joint Venture. The note bore interest at a rate of 6.56% per annum. The Partnership paid off the $4 million demand note and accrued interest of approximately $63,000 on September 11, 1998.

ITEM 7 - Financial Statements and Exhibits

   (a)   Financial Statements:  None

   (b)   Exhibits:

         (1) Purchase and Sale Agreement by and between Greenbrier Associates and Graoch Associates #59 Limited Partnership, dated June 1, 1998.

                                   FORM 8-K

                                CURRENT REPORT

           PAINE WEBBER INCOME PROPERTIES FIVE LIMITED PARTNERSHIP



         (2) Warranty Deed by and between Greenbrier Associates and Graoch Associates #59 Limited Partnership, dated September 9, 1998.

         (3) Bill of Sale Greenbrier Associates to Graoch Associates #59 Limited Partnership, dated September 9, 1998.

         (4)   Assignment  of  Tenant  Leases  and  Security   Deposits  between
               Greenbrier   Associates   and  Graoch   Associates   #59  Limited
               Partnership, dated September 9, 1998.

         (5) Assignment and Assumption of Contracts by and between Greenbrier Associates and Graoch Associates #59 Limited Partnership, dated September 9, 1998.

         (6) Seller's Closing Statement between Greenbrier Associates and Graoch Associates #59 Limited Partnership, dated September 10, 1998.

                                   FORM 8-K

                                CURRENT REPORT

           PAINE WEBBER INCOME PROPERTIES FIVE LIMITED PARTNERSHIP




                                  SIGNATURES



      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

           PAINE WEBBER INCOME PROPERTIES FIVE LIMITED PARTNERSHIP
                                 (Registrant)


                              By:   FIFTH INCOME PROPERTIES FUND, INC.
                                    ----------------------------------
                                       (Managing General Partner)



                              By: /s/ Walter V. Arnold
                                  --------------------
                                  Walter V. Arnold
                                  Senior Vice President and
                                  Chief Financial Officer







Date:  September 25, 1998

                          PURCHASE AND SALE AGREEMENT

                                BY AND BETWEEN
                       GREENBRIER ASSOCIATES ("SELLER")
                                      AND
              GRAOCH ASSOCIATES #59 LIMITED PARTNERSHIP ("BUYER")



                           THE GREENBRIER APARTMENTS
                             INDIANAPOLIS, INDIANA

                               TABLE OF CONTENTS


                                                                         Page





ARTICLE 1..................................................................1
      DEFINITIONS..........................................................1

ARTICLE 2..................................................................4
      PURCHASE AND SALE....................................................4

ARTICLE 3..................................................................5
      PURCHASE PRICE; DEPOSIT; ADJUSTMENTS.................................5

ARTICLE 4..................................................................7
      PRECLOSING OPERATION.................................................7

ARTICLE 5..................................................................9
      ACCESS, INSPECTION, DILIGENCE........................................9

ARTICLE 6..................................................................13
      TITLE AND SURVEY.....................................................14

ARTICLE 7..................................................................15
      CONDITIONS PRECEDENT AND CLOSING.....................................15

ARTICLE 8..................................................................18
      CASUALTY AND CONDEMNATION............................................18

ARTICLE 9..................................................................19
      BROKERAGE COMMISSIONS................................................19

ARTICLE 10.................................................................20
      DEFAULT, TERMINATION AND REMEDIES....................................20

ARTICLE 11.................................................................21
      REPRESENTATIONS AND WARRANTIES.......................................21

ARTICLE 12.................................................................26
      MISCELLANEOUS........................................................26

ARTICLE 13.................................................................30
      IRS FORM 1099-S DESIGNATION..........................................30

ARTICLE 14.................................................................30
      STATE SPECIFIC REQUIREMENTS..........................................30

LIST OF EXHIBITS

EXHIBIT A - THE LAND
EXHIBIT B - PERSONAL PROPERTY
EXHIBIT C - PROPERTY CONTRACTS
EXHIBIT D - EARNEST MONEY ESCROW INSTRUCTIONS
EXHIBIT E - RENT ROLL
EXHIBIT F - FORM OF ESCROW CLOSING INSTRUCTIONS
EXHIBIT G - LEAD-BASED PAINT DISCLOSURE
EXHIBIT H - FORM OF WARRANTY DEED
EXHIBIT I - FORM OF BILL OF SALE
EXHIBIT J - FORM OF ASSIGNMENT OF LEASES
EXHIBIT K - FORM OF ASSIGNMENT OF CONTRACTS

                          PURCHASE AND SALE AGREEMENT

                              Greenbrier Apartments


      THIS PURCHASE AND SALE AGREEMENT (this "Agreement") is entered into as of the 1st day of June, 1998 by and between Seller and Buyer, upon the following terms and conditions:

      WHEREAS, Seller desires to sell and Buyer desires to purchase, the Property (hereinafter defined) on the terms and conditions hereinafter set forth;

      NOW THEREFORE, in consideration of the mutual undertakings, covenants and agreements contained herein, and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE 1

                                   DEFINITIONS

      References in this Agreement to the following terms shall have the following meanings:


Buyer:                  Graoch Associates #59 Limited Partnership, a
------                  Washington limited partnership

Deposit:                See Section 3.1
-------

Documents:              All books, records, plans, studies, site analyses,
---------               certificates of occupancy, property tax information,
                        permits, existing title insurance policies, schedule of insurance claims during the last five years, existing surveys, existing zoning analyses, existing engineering reports, existing code compliance reports, building specifications, Property Contracts, Leases, agreements or other instruments or documents contained in Seller's files relating to the construction, operation and maintenance of the Property in each case, to the extent the same are in Seller's possession or control. Without limiting the foregoing, the term "Documents" shall include the following items to the extent the same are in Seller's possession or control: (i) operating statements for the Property for each of the past five years
                        ("Operating Statements"), which shall be updated monthly through Closing, (ii) any federal income tax returns for Greenbrier Associates filed with respect to the past five years (the "Tax Returns") and (iii)
                        Rent Rolls for the Property for each of the past five years.

Dollars:                All references herein to dollar amounts are to United
-------                 States Dollars.

Environmental
Requirements:           All laws, ordinances, statutes, codes, rules,
------------            regulations, agreements, judgments, orders and decrees
                        now or hereafter enacted, promulgated, or amended, of the United States, the states, the counties, the cities or any other political subdivisions in which the Real Property is located and any other political subdivision, agency or instrumentality exercising jurisdiction over the owner of the Real Property, the Real Property or the use of the Real Property relating to pollution, the protection or regulation of human health, natural resources or the environment, or the emission, discharge, release or threatened release of pollutants, contaminants, chemicals or industrial, toxic or hazardous substances or waste or Hazardous
                        Materials into the environment (including, without limitation, ambient air, surface water, ground water or land or soil).

Escrowed Amount:        See Section 3.1
---------------

EST:                    Eastern Standard Time.
---

Hazardous Substances:   Any substance which is or contains:  (i) any
--------------------    "hazardous substance" as now or hereafter defined in
                        Section 101(14) of the Comprehensive Environmental
                        Response, Compensation, and Liability Act of 1980, as amended (42 U.S.C. Section 9601 et seq.) or any regulations promulgated under CERCLA; (ii) any "hazardous waste" as now or hereafter defined in the Recourse Conservation and Recovery Act (42 U.S.C.
                        Section 6901 et seq.) or regulations promulgated under RCRA; (iii) any substance regulated by the Toxic
                        Substances Control Act (15 U.S.C. Section 2601 et. seq.); (iv) gasoline, diesel fuel or other petroleum hydrocarbons; (v) asbestos and asbestos containing materials, in any form, whether friable or nonfriable; (vi) polychlorinated biphenyls;
                        (vii) radon gas; and (viii) any additional substances or materials which are now or hereafter classified or considered to be hazardous or toxic under Environmental Requirements or the common law, or any other applicable law related to the Property.
                        Hazardous Materials shall include, without limitation, any substance, the presence of which on the Real
                        Property: (A) requires reporting, investigation or remediation under Environmental Requirements;
                        (B) causes or threatens to cause a nuisance on the Real
                        Property or adjacent property or poses or threatens to pose a hazard to the health or safety of persons on the Real Property or adjacent property; or (C) if emanated or migrated from the Real Property, could constitute a trespass.

Improvements:           All buildings, structures and other improvements
------------            situated upon the Land and all fixtures, systems and
                        facilities owned by Seller and located on the Land.

Intangible Property:    All of Seller's right, title and interest, if
-------------------     any, in all intangible assets of any nature relating
                        to the Land, the Improvements or the Personal
                        Property, including, without limitation, all of Seller's right, title and interest in all
                        (i) warranties and guaranties relating to the Improvements or Personal Property in the possession of Seller, (ii) all licenses, permits and approvals relating to the Real Property, (iii) all logos and trade names currently used by Seller exclusively in the operation of the Land and Improvements, including the use of the name "Greenbrier Apartments", and
                        (iv) all plans and specifications, in each case to the extent that Seller may legally transfer the same.

Land:                   All of the land described on Exhibit A attached
----                    hereto, together with all privileges, rights,
                        easements, and appurtenances belonging to such land and all right, title and interest (if any) of Seller in and to any streets, alleys, passages, and other rights-of-way or appurtenances included in, adjacent to or used in connection with such land and all right, title and interest (if any) of Seller in all mineral and development rights appurtenant to such land.

Leases:                 All of Seller's rights in all leases and other
------                  occupancy agreements covering any portion of the Land
                        or Improvements.

Personal Property:      All furniture, carpeting, appliances, equipment,
-----------------       machinery, inventories, supplies, signs and other
                        tangible personal property of every kind and nature, if any, owned by Seller and installed, located at and used in connection with the ownership, occupation and operation of the Real Property, including, without limitation, the Personal Property listed on Exhibit B attached hereto. Personal Property specifically excludes: (i) any items of personal property owned by tenants at or on the Real Property, and (ii) any items of personal property owned by third parties and leased to Seller.

Property:               The Real Property, the Personal Property, the Leases,
--------                the Tenant Deposits, the Intangible Property and the
                        Property Contracts known as the Greenbrier Apartments, located at 205 East Hanna Avenue, Indianapolis,
                        Indiana.

Property Contracts:     All of Seller's rights, if any, in the contracts
------------------      listed on Exhibit C attached hereto, being all
                        service, supply and equipment rental, management, operating and leasing contracts affecting the Property, to the extent that (i) Seller is entitled to transfer the same to Buyer, and (ii) Buyer does not elect to have Seller terminate them in accordance with
                        Section 4.3 below.

Purchase Price:         $11,850,000.00.
--------------

Real Property:          The Land and the Improvements.
-------------

Seller:                 Greenbrier Associates, an Indiana general partnership
------

Tenant Deposits:        Seller's rights to unapplied security deposits under
---------------         the Leases.

Title Company:          Chicago Title Insurance Company.
-------------


                                    ARTICLE 2

                                PURCHASE AND SALE

      2.1 Seller hereby agrees to sell and convey the Property to Buyer and Buyer hereby agrees to buy the Property from Seller for the Purchase Price and otherwise subject to the covenants, provisions, terms and conditions contained herein.


                                    ARTICLE 3

                      PURCHASE PRICE; DEPOSIT; ADJUSTMENTS

      3.1 Deposit. Within two (2) business days after the execution and delivery of this Agreement (and as a condition precedent to the effectiveness of this Agreement), Buyer shall deposit with the Title Company (hereinafter the "Escrow Agent") the sum of One Hundred Fifty Thousand Dollars ($150,000.00) in immediately available funds (the "Initial Deposit") to secure Buyer's obligations under this Agreement. Unless Buyer shall have terminated this Agreement prior to the "Diligence Date" (defined below) pursuant to Section 5.2, not later than 5:00 p.m. EST on the second (2nd) business day after the Diligence Date, Buyer shall deposit with the Escrow Agent an additional One Hundred Fifty Thousand Dollars ($150,000.00) in immediately available funds (the "Additional Deposit") to further secure Buyer's obligations under this Agreement. The Escrow Agent shall hold the Initial Deposit, the Additional Deposit and any "Extension Deposits" (defined below) that may be paid pursuant to Article 5 hereof in a segregated interest bearing money market account with an FDIC insured bank reasonably acceptable to Buyer and Seller. The Deposit, the Additional Deposit, any Extension Deposits and all interest accrued on thereon (collectively, the "Escrowed Amount") shall be maintained by the Escrow Agent in such account or accounts until the Escrow Agent is required to cause the Escrowed Amount to be disbursed pursuant to the terms and conditions of this Agreement and the Earnest Money Escrow Instructions attached hereto as Exhibit
D. The Escrowed Amount shall be applied to the Purchase Price if the Closing occurs.

      3.2 Purchase Price. The Purchase Price, subject to adjustment as provided herein, shall be as specified in Article 1 above and shall be paid on the Closing Date (as hereinafter defined) in United States dollars by wire transfer of federal funds, less the Escrowed Amount (the "Cash Balance").

      3.3 Tax Proration. All due and payable real estate taxes, all general and special assessments on the Land and ad valorem taxes, if any, on the Personal Property (based on the most recent ascertainable taxes) attributable to the Property through the Closing Date shall be prorated and adjusted as of the Closing Date. Without limiting the generality of the foregoing, such taxes assessed for 1998 (even if not due until 1999) shall be prorated as of the Closing Date, and taxes assessed for 1997 (even if payable in 1998), to the extent not already due and payable and paid by Seller, shall be credited to Buyer at Closing. In no event shall Seller be charged with or be responsible for any increase in the taxes on the Property resulting from the sale of the Property or from any improvements made or leases entered into on or after the Closing Date. If the tax statements for the fiscal year during which the Closing Date occurs are not finally determined, then the tax figures for the immediately prior fiscal year multiplied by 105% shall be used for the purposes of prorating taxes on the Closing Date, provided that there shall be no further adjustment to be made after the Closing Date unless the taxes for the fiscal year during which the Closing Date occurs as finally determined are less than 105% of the taxes for the immediately preceding fiscal year, in which case Buyer shall promptly refund to Seller the amount by which the tax figures for the immediately preceding fiscal year multiplied by 105% and prorated as of the Closing Date exceed the greater of (i) the taxes for the fiscal year during which the Closing Date occurs as finally determined, prorated as of the Closing Date or (ii) the tax figures for the immediately preceding fiscal year, prorated as of the Closing Date. Any tax refunds or proceeds (including interest thereon) on account of a favorable determination resulting from a challenge, protest, appeal or similar proceeding relating to taxes and assessments relating to the Property
(i) for all tax periods occurring prior to the applicable tax period in which the Closing occurs shall be retained by and paid exclusively to Seller and (ii) for the applicable tax period in which the Closing occurs shall be prorated as of the Closing Date after reimbursement to Seller and Buyer, as applicable, for all fees, costs and expenses (including reasonable attorneys' and consultants' fees) incurred by Seller or Buyer, as applicable, in connection with such proceedings such that Seller shall retain and be paid that portion of such tax refunds or proceeds as is applicable to the portion of the applicable tax period prior to the Closing Date and Buyer shall retain and be paid that portion of such tax refunds or proceeds as is applicable to the portion of the applicable tax period from and after the Closing Date. Neither Seller nor Buyer shall settle any tax protests or proceedings in which taxes for the tax period for which the other party is responsible are being adjudicated without the consent of such party, which consent shall not be unreasonably withheld, conditioned or delayed. After the Closing, Buyer shall be responsible for and control any tax protests or proceedings for any period for which taxes are adjusted between the parties under this Agreement and for any later period. Buyer and Seller shall cooperate in pursuit of any such proceedings and in responding to reasonable requests of the other for information concerning the status of and otherwise relating to such proceedings; provided, however, that neither party shall be obligated to incur any out-of-pocket fees, costs or expenses in responding to the requests of the other.

      3.4 Contract Proration. To the extent Property Contracts are not terminated pursuant to Section 4.3, prepaid or past due amounts under any Property Contracts which are assigned to Buyer at Closing shall be prorated and adjusted as of the Closing Date.

      3.5 Utility Proration. To the extent reasonably feasible, the Seller shall cause all meters for electricity, gas, water, sewer or other public utility usage at the Property to be read as of the day immediately preceding the Closing Date, and the Seller shall pay all charges for such utilities which have accrued on or prior to the Closing Date; provided, however, that if and to the extent such charges are paid directly by tenants, no such reading or payment shall be required. If the utility companies are unable or refuse to read meters for which payment by the Seller is required, all charges for such utilities to the extent unpaid shall be prorated and adjusted as of the Closing Date based on the most recent bills therefor and no further adjustment shall be made. The Seller shall provide notice to the Buyer within five (5) days of the Closing Date setting forth (i) whether utility meters will be read as of the Closing Date and (ii) a copy of the most recent bill for any utility charges which are to be prorated and adjusted as of the Closing Date.

      3.6 Income and Expense Proration. Collected rents for the then current and any future period, security deposits which have not been previously applied by Seller, prepaid rentals, and all expenses and other charges in connection with the operation of the Property shall be apportioned and full value shall be adjusted as of the Closing Date, and the net amount thereof, if in favor of Seller, shall be credited to Seller at Closing, or if in favor of Buyer, shall be credited to Buyer at Closing. From and after Closing all security deposits credited to Buyer shall thereafter be deemed transferred to Buyer and Buyer shall assume and be solely responsible for the payments of security deposits to tenants in accordance with the Leases and applicable law. Seller shall be entitled to retain or if transferred to Buyer receive a credit for any utility deposits and any deposits for third parties under any of the Property Contracts. Buyer shall be credited with the actual value of all rent concessions, rent reductions, rental inducements and similar benefits to tenants that relate to, or in any way affect income during, periods after Closing. All rents and other sums received by Buyer on or after the Closing Date shall be applied first to rent and other obligations accrued or due on or after the Closing Date, then to Buyer's reasonable, out-of-pocket, third-party costs of collection, if any, including attorneys' fees, and finally any excess paid by tenants for rent or other obligations owed prior to the Closing Date shall be paid to Seller. Buyer shall use reasonable efforts to collect uncollected and past due rents, if any, for Seller's account. Buyer's obligation to collect and pay to Seller uncollected or past due rents as provided above shall survive Closing.

      3.7 Prorations Generally. A statement of prorations and other adjustments shall be prepared by Seller in conformity with the provisions of this Article 3 and submitted to Buyer for review and approval not less than two (2) business days prior to the Closing Date. For purposes of making prorations, Seller shall be deemed to be in title to the Property and entitled to the income from and responsible for the expenses thereof, on the Closing Date.

      3.8   Closing Costs.

            3.8(a) Seller shall pay: (i) its legal fees and expenses related to the negotiation and preparation of this Agreement and all documents required to close the transaction contemplated hereby, and (ii) 50% of the escrow fees of the Escrow Agent.

            3.8(b) Buyer shall pay: (i) 50% of the escrow fees of the Escrow Agent, (ii) charges to record the deed, and evidence of Buyer's existence or authority, (iii) Buyer's legal fees and expenses related to the negotiation of this Agreement and all documents required to close the transaction contemplated hereby, (iv) all costs related to the Buyer's inspection and due diligence, including, without limitation, the cost of appraisals, architectural, engineering, credit and environmental reports,
      (v) all costs associated with title examination and preparation of a title commitment as well as all charges and premiums for an owner's title policy, (vi) all costs allocable to preparation of the survey, and (vii) all state, county or other taxes associated with the transfer of the property.

            3.8(c) All other closing costs shall be paid by Seller or Buyer in accordance with the custom in the jurisdiction where the Property is located.


                                    ARTICLE 4

                              PRECLOSING OPERATION

      4.1 Leases. A rent roll (the "Rent Roll" containing a list of all occupants of the Property pursuant to the Leases as of the date hereof (including a security deposit schedule and a delinquency report) is attached hereto as Exhibit E. Seller shall cause its property manager for the Property to provide Buyer with updated Rent Rolls monthly through the Closing. During the pendency of this Agreement, Seller may enter into Leases with new tenants or modifications of Leases with existing tenants substantially in accordance with Seller's existing leasing practices, provided that in all events any new or modified Leases shall (i) be at or near market rent, (ii) be for a term of not more than one (1) year (with respect to residential Leases only), and (iii) on the Seller's current standard form of lease. Notwithstanding the foregoing, Seller agrees to obtain Buyer's prior written consent to any Leases that provide for a term in excess of one (1) year, which consent Buyer agrees shall not be unreasonably withheld, and Buyer's consent shall be deemed to have been granted if Buyer has not responded within five (5) Business Days following the submission of a proposed Lease to Buyer for approval.

      4.2 Conduct of Business. At all times prior to Closing, Seller shall continue (a) to conduct business with respect to the Property in the same manner in which said business has been heretofore conducted, (b) to insure the Property substantially as currently insured, and (c) maintain the Property in its current condition, reasonable wear and tear and damage by casualty excepted. Without limiting the foregoing, at Closing, any vacant residential units shall be in a clean, rent-ready condition, reasonable wear and tear excepted and subject to
Article 8 below. Between the date hereof and Closing, Seller shall not apply any security deposits held under Leases to any delinquent or unpaid rent, except for rent owed by those tenants that have failed to pay rent for a period of at least two months prior to the Closing Date.

      4.3 Property Contracts. Seller shall make copies of all Property Contracts available for Buyer to review within five (5) days after the date hereof. On or before the Diligence Date (as defined below), unless Buyer has provided written notice to Seller of Buyer's election to terminate this Agreement, Buyer shall provide written notice to Seller of the Property Contracts that Buyer desires to have terminated by Seller, and Seller will terminate the Property Contracts so identified at or before Closing, provided that such Property Contracts may be terminated without cost or liability to Seller and if there is cost or liability to Seller, Buyer shall be responsible for any such liability. At Closing, Seller shall assign and Buyer shall assume the Property Contracts, except those Property Contracts which Seller has agreed to terminate. Buyer and Seller shall indemnify, defend and hold the other harmless from and against any and all claims under the Property Contracts which relate to its respective period of ownership. Notwithstanding the foregoing, Seller's existing management contract, any employment arrangements with employees providing services at the Property, and exclusive brokerage contract for the Property shall be terminated by Seller effective as of the Closing Date at no cost to Buyer. Seller shall not, during the pendency of this Agreement, enter into any Property Contracts or modifications, renewals or terminations of any existing Property Contracts, in each case that would be binding upon Buyer or the Property after Closing, without the written consent of Buyer, which consent Buyer agrees shall not be unreasonably withheld. If Buyer disapproves any such request, then Buyer's notice shall specify the reasons for such disapproval.


                                    ARTICLE 5

                          ACCESS, INSPECTION, DILIGENCE

      5.1 Access/Purchaser's Responsibilities/Purchaser's Indemnity.

            5.1(a) From the date hereof through the Closing, Seller agrees that Buyer and its authorized agents or representatives shall be entitled to enter upon the Real Property during normal business hours upon advance written notice to Seller and make such reasonable, nondestructive investigations, studies and tests including, without limitation, surveys and engineering studies as Buyer deems necessary or advisable, provided, however, that Buyer shall not be permitted to conduct physical testing without Sellers' prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed. Without limiting the foregoing, Buyer shall have the right to interview Sellers' property manager for the Property, provided that a representative of Seller shall be present at any such interview. Seller's prior written consent for physical inspections or testing may be conditioned upon receipt of a detailed description of the proposed physical inspection or testing, a list of contractors who will be performing the physical inspection or testing, evidence of insurance satisfactory to Seller, and such other information as Seller reasonably requires in connection with such proposed inspection or testing. Seller also agrees to make all Documents available to Buyer or Buyer's agents during normal business hours for review and copying at Buyer's expense upon advance written notice to Seller from the date hereof through the Closing.

            5.1(b) Buyer agrees that in conducting any inspections, investigations or tests of the Property and/or the Documents, Buyer and its agents and representatives shall (i) not unreasonably interfere with the operation and maintenance of the Property, (ii) not unreasonably disturb the tenants under the Leases or unreasonably interfere with their use of the Property pursuant to their respective Leases, (iii) not damage any part of the Property or any personal property owned or held by any tenant or third party, (iv) not injure of otherwise cause bodily harm to Seller, the property manager, or their respective guests, agents, invitees, contractors ad employees or any tenant or their guests or invitees, (v) maintain comprehensive general liability insurance in terms and amounts which are consistent with industry standards covering any accident arising in connection with the presence of Buyer, its agents and representatives on the Property; (vi) promptly pay when due the costs of all tests, investigations and examinations done with regard to the Property; (vii) not permit any liens to attach to the Real Property by reason of the exercise of Buyer's rights hereunder, (viii) fully restore the Property to the condition in which the same was found before any such inspection or tests were undertaken (to the extent any changes in such condition were caused by such inspections or tests); and (ix) not reveal or disclose any information obtained during the due diligence period concerning the Property and the Documents to anyone outside Buyer's organization, except in accordance with the confidentiality standards set forth in Section 5.4 herein.

            5.1(c) Buyer will indemnify, defend, and hold Seller and its property manager harmless from all losses, costs, liens, claims, causes of action, liability, damages and out-of pocket expenses, including, without limitation, reasonable attorneys' fees incurred by Seller as a result of the entry upon or inspections, tests or investigations of the Property conducted by or on behalf of Buyer. This indemnity obligation of Buyer shall survive the termination of this Agreement for any reason.

            5.1(d) Buyer acknowledges and agrees that except as expressly set forth in this Agreement, the Documents are provided to Buyer for informational purposes only and do not constitute representations or warranties of Seller or its agents, employees or representatives of any kind as to the truth, accuracy or completeness of the Documents or the source(s) thereof. Except as expressly set forth in this Agreement, Seller has not undertaken any independent investigation as to the truth, accuracy or completeness of the Documents, and is providing the Documents solely as an accommodation to Buyer.

      5.2 Diligence. Subject to Section 5.1, above, Buyer shall have the right to commence and pursue the following due diligence items:

            5.2(a)      Review title and survey matters;

            5.2(b)      Review Property Contracts;

            5.2(c)      Obtain and review engineering reports;

            5.2(d)      Obtain and review environmental reports on oil,
      hazardous waste, and asbestos;

            5.2(e) Review applicable zoning and other land use controls, and other permits, licenses, permissions, approvals and consents;

            5.2(f)      Review all Leases affecting the Property; and

            5.2(g) All Documents and other matters referenced in Section 5.1 above.

      Buyer shall complete its due diligence on or before the date which is thirty (30) days from the date hereof (the "Diligence Date"). Notwithstanding any other term or provision herein to the contrary, in the event that Buyer's due diligence shall reveal any matters which are not acceptable to Buyer, in Buyer's sole discretion, Buyer may elect, by written notice to Seller, received by Seller no later than 5:00 p.m. EST on the Diligence Date, not to proceed with this purchase, in which event this Agreement shall terminate, the Escrow Agent shall return the Escrowed Amount to the Buyer and this Agreement shall be null and void without recourse to either party hereto (except to the extent such recourse arises in connection with a provision of this Agreement which is intended to survive termination). Unless Buyer terminates this Agreement before 5:00 p.m. EST on the Diligence Date as provided above, the Initial Deposit and the Additional Deposit shall be nonrefundable on that date, except with respect to any breach of this Agreement by Seller or failure of any condition to Buyer's obligations hereunder.

      BUYER ACKNOWLEDGES THAT, PURSUANT TO THE TERMS OF THIS AGREEMENT, BUYER SHALL BE AFFORDED A FULL OPPORTUNITY TO INSPECT THE PROPERTY, OBSERVE ITS PHYSICAL CHARACTERISTICS AND EXISTING CONDITIONS AND CONDUCT SUCH INVESTIGATIONS AND STUDIES ON AND OF SAID PROPERTY AS IT DEEMS NECESSARY AND THAT, UNLESS BUYER TERMINATES THIS AGREEMENT PURSUANT TO THIS SECTION 5.2 BUYER SHALL BE DEEMED TO HAVE WAIVED ON THE DILIGENCE DATE ANY AND ALL OBJECTIONS TO OR COMPLAINTS REGARDING (INCLUDING, BUT NOT LIMITED TO, FEDERAL, STATE OF COMMON LAW BASED ACTIONS AND ANY PRIVATE RIGHT OF ACTION UNDER STATE AND FEDERAL LAW TO WHICH THE PROPERTY IS OR MAY BE SUBJECT, INCLUDING BUT NOT LIMITED TO, CERCLA AND RCRA) PHYSICAL CHARACTERISTICS AND EXISTING CONDITIONS, INCLUDING, WITHOUT LIMITATION, STRUCTURAL AND GEOLOGIC CONDITIONS, SUBSURFACE SOIL AND WATER CONDITIONS AND SOLID AND HAZARDOUS WASTE AND HAZARDOUS SUBSTANCES ON, UNDER, ADJACENT TO OR OTHERWISE AFFECTING THE PROPERTY. BUYER FURTHER HEREBY ASSUMES THE RISK OF CHANGES IN APPLICABLE LAWS AND REGULATIONS RELATING TO PAST, PRESENT AND FUTURE ENVIRONMENTAL CONDITIONS ON THE PROPERTY AND THE RISK THAT ADVERSE PHYSICAL CHARACTERISTICS AND CONDITIONS, INCLUDING, WITHOUT LIMITATION, THE PRESENCE OF HAZARDOUS SUBSTANCES OR OTHER CONTAMINANTS, MAY NOT HAVE BEEN REVEALED BY ITS INVESTIGATION.

      5.3 Copies of Reports/Return of Documents. If this Agreement is terminated for any reason whatsoever, Buyer shall promptly deliver to Seller all Documents delivered to Buyer or Buyer's agents, representatives or designees by Seller or Sellers' agents, representatives or employees pursuant to this Agreement, and copies of any and all reports, tests or studies involving structural or geologic conditions, environmental, hazardous waste or Hazardous Substances contamination of the Property to the extent the same are in Buyer's possession or control.

      5.4 Confidentiality. Buyer acknowledges and agrees that any and all of the Documents are proprietary and confidential in nature and will be delivered to Buyer solely to assist Buyer in determining the feasibility of purchasing the Property. Further, each party hereto agrees to maintain in confidence, and not to discuss with or to disclose to any person or entity who is not a party to this Agreement, any material term of this Agreement or any aspect of the transactions contemplated hereby, except as provided in this Section. Seller may publicly disclose the existence of this Agreement provided that the identity of Buyer is not disclosed. Buyer shall not disclose to anyone other than its partners and financiers the Documents and/or any information disclosed by Seller to Buyer which is not generally known by the public regarding Sellers' operations and/or the Property. Each party hereto may discuss with and disclose to its accountants, attorneys, existing or prospective lenders, investment bankers, underwriters, rating agencies, partners, consultants and other advisors to the extent such parties reasonably need to know such information and are bound by a confidentiality obligation identical in all material respects to the one created by this Section. Additionally, each party may discuss and disclose such matters to the extent necessary to comply with any requirements of the Securities and Exchange Commission or in order to comply with any law or interpretation thereof or court order. This provision shall survive termination of this Agreement but shall terminate upon the Closing. Any press release to be made regarding any matter which is the subject of the confidentiality obligation created in this Section shall be subject to the reasonable approval of Buyer and the Seller, respectively both as to timing and content.

      5.5 Buyer's Acknowledgment. SUBJECT TO SELLER'S REPRESENTATIONS AND WARRANTIES SET FORTH IN SECTION 11.2, BUYER ACKNOWLEDGES THAT AS OF THE DILIGENCE DATE IT HAS HAD AN OPPORTUNITY TO CONDUCT DILIGENCE ON THE PROPERTY AND IS ACQUIRING THE PROPERTY IN ITS CURRENT CONDITION BASED ON ITS DILIGENCE. SUBJECT TO SELLER'S REPRESENTATIONS AND WARRANTIES SET FORTH IN SECTION 11.2, BUYER FURTHER ACKNOWLEDGES THAT NEITHER SELLER NOR ITS EMPLOYEES, AGENTS OR REPRESENTATIVES HAVE MADE ANY REPRESENTATION OR WARRANTY AS TO THE CONDITION OF THE PROPERTY OR THE PRESENCE OR ABSENCE OF ANY HAZARDOUS MATERIALS ON, IN, UNDER OR WITHIN THE PROPERTY OR A PORTION THEREOF WHICH SURVIVE CLOSING HEREUNDER. SUBJECT TO SELLER'S REPRESENTATIONS AND WARRANTIES SET FORTH IN SECTION 11.2, THE BUYER ACKNOWLEDGES AND AGREES THAT THE PROPERTY IS TO BE CONVEYED BY THE SELLER TO THE BUYER "AS IS," "WITH ALL FAULTS," AND SUBSTANTIALLY IN ITS CURRENT CONDITION. THE BUYER FURTHER ACKNOWLEDGES AND AGREES THAT, EXCEPT AS EXPRESSLY CONTAINED HEREIN, NEITHER THE SELLER NOR ANY AGENT, EMPLOYEE OR OTHER
REPRESENTATIVE OF THE SELLER (OR PURPORTED AGENT, EMPLOYEE OR OTHER REPRESENTATIVE OF THE SELLER) HAS MADE ANY GUARANTEE, REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED (AND THE SELLER SHALL NOT HAVE ANY LIABILITY WHATSOEVER) AS TO THE VALUE, USES, HABITABILITY, CONDITION, DESIGN, OPERATION, FINANCIAL CONDITION OR PROSPECTS, OR FITNESS FOR PURPOSE OR USE OF THE PROPERTY (OR ANY PART THEREOF) OR ANY OTHER GUARANTEE, REPRESENTATION OR WARRANTY WHATSOEVER, EXPRESS OR IMPLIED, WITH RESPECT TO THE PROPERTY (OR ANY PART THEREOF) OR INFORMATION SUPPLIED TO BUYER WITH RESPECT THERETO. FURTHER, EXCEPT AS EXPRESSLY SET FORTH HEREIN, THE SELLER SHALL HAVE NO LIABILITY FOR ANY LATENT, HIDDEN, OR PATENT DEFECT AS TO THE PROPERTY OR THE FAILURE OF THE PROPERTY, OR ANY PART THEREOF, TO COMPLY WITH ANY APPLICABLE LAWS AND REGULATIONS. IN PARTICULAR, THE BUYER ACKNOWLEDGES AND AGREES THAT EXCEPT AS EXPRESSLY SET FORTH HEREIN, ANY INFORMATION PROVIDED TO BUYER BY SELLER WITH RESPECT TO THE PROPERTY UNDER THIS AGREEMENT (AND ANY OTHER INFORMATION THE BUYER MAY HAVE OBTAINED REGARDING IN ANY WAY ANY OF THE PROPERTY, INCLUDING WITHOUT LIMITATION, ITS OPERATIONS OR ITS FINANCIAL HISTORY OR PROSPECTS FROM THE SELLER OR ITS AGENTS, EMPLOYEES OR OTHER REPRESENTATIVES) IS DELIVERED TO THE BUYER AS A COURTESY, WITHOUT REPRESENTATION OR WARRANTY AS TO ITS ACCURACY OR COMPLETENESS, AND NOT AS AN INDUCEMENT TO ACQUIRE THE PROPERTY; THAT NOTHING CONTAINED IN SUCH DELIVERIES SHALL CONSTITUTE OR BE DEEMED TO BE A GUARANTEE, REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, IN ANY REGARD AS TO ANY OF THE PROPERTY (EXCEPT AS EXPRESSLY PROVIDED HEREIN); AND THAT THE BUYER IS RELYING ONLY UPON THE PROVISIONS OF THIS AGREEMENT AND ITS OWN INDEPENDENT ASSESSMENT OF THE PROPERTY AND ITS PROSPECTS IN DETERMINING WHETHER TO ACQUIRE THE PROPERTY. THE PROVISIONS OF THIS PARAGRAPH SHALL SURVIVE CLOSING.

      5.6 Buyer's Release of Seller. SELLER AND ITS PROPERTY MANAGER ARE HEREBY RELEASED FROM ALL RESPONSIBILITY AND LIABILITY REGARDING THE CONDITION (INCLUDING THE PRESENCE IN THE SOIL, AIR, STRUCTURES AND SURFACE AND SUBSURFACE WATERS, OF MATERIALS OR SUBSTANCES THAT HAVE BEEN OR MAY BE IN THE FUTURE DETERMINED TO BE TOXIC, HAZARDOUS, UNDESIRABLE OR SUBJECT TO REGULATION AND THAT MAY NEED TO BE SPECIALLY TREATED, HANDLED AND/OR REMOVED FROM THE PROPERTY UNDER CURRENT OR FUTURE FEDERAL, STATE AND LOCAL LAWS, REGULATIONS OR GUIDELINES), VALUATION, SALABILITY OR UTILITY OF THE PROPERTY, OR ITS SUITABILITY FOR ANY PURPOSE WHATSOEVER. EXCEPT AS EXPRESSLY SET FORTH HEREIN, BUYER ACKNOWLEDGES THAT ANY INFORMATION OF ANY TYPE WHICH BUYER HAS RECEIVED OR MAY RECEIVE FROM SELLER, ITS PROPERTY MANAGER OR THEIR RESPECTIVE AGENTS, INCLUDING, WITHOUT LIMITATION, ANY ENVIRONMENTAL REPORTS AND SURVEYS, IS FURNISHED ON THE EXPRESS CONDITION THAT BUYER SHALL MAKE AN INDEPENDENT VERIFICATION OF THE ACCURACY OF SUCH INFORMATION, ALL SUCH INFORMATION BEING FURNISHED WITHOUT ANY WARRANTY WHATSOEVER.

                                    ARTICLE 6

                                TITLE AND SURVEY

      6.1 Title and Survey. Following the execution of this Agreement, Buyer shall have the right to obtain:

            6.1(a) A current ALTA as-built survey of the Real Property or an update of Sellers' survey (the "Survey"); and

            6.1(b) A commitment for an ALTA Owner's Policy of Title Insurance from the Escrow Agent (the "Title Commitment"). Buyer shall cause a copy of the completed Title Commitment to be forwarded to Seller.

      If the Survey or matters listed as exceptions in the Title Commitment are not satisfactory to Buyer, Buyer shall, three (3) business days before the Diligence Date, provide Seller with written notice of such objections (the "Title Objections"). Notwithstanding the foregoing or any other provision to the contrary herein, provided that, within two (2) business days of the date of this Agreement, Buyer commences diligent efforts to obtain the Survey and thereafter uses all reasonable efforts to obtain the Survey as soon as practicable, if Seller has not received the Survey by June 12, 1998, Buyer shall have the right to make Title Objections until the later of (i) July 3, 1998 or (ii) the seventh
(7th) day after the date on which Seller receives the Survey but, in any event, not later than July 10, 1998. Seller, at its sole cost and expense shall have the right, but not the obligation, to cure or remove any Title Objections and shall give Buyer written notice on or prior to 1:00 p.m. EST on the Diligence Date or, if later, by 5:00 p.m. EST on the second business day after the day on which Seller receives any Title Objections timely made by Buyer pursuant to the preceding sentence ("Seller's Response Date"), identifying those Title Objections, if any, that Seller agrees to use reasonable efforts to cure; provided, however, that Seller shall not be obligated to incur any costs or expenses in excess of $10,000 in connection with any such cure undertaken by Seller. If there are Title Objections which Seller is unable or unwilling to cure by the Seller's Response Date, Buyer may terminate this Agreement by providing written notice to Seller within two business days after Seller's Response Date, or waive such objections which Seller is not willing or able to cure. Those exceptions or title deficiencies which (i) Buyer does not object to pursuant to this Section 6.1 or (ii) are waived because Seller is unwilling or unable to cure shall be "Permitted Exceptions."

      Notwithstanding the foregoing, Seller, at Sellers' sole expense, shall remove from title at Closing any and all liens voluntarily created by Seller securing the payment of money and Seller shall remove from title, bond over or insure against any other Title Objections which, on the face of the recorded instrument, impose upon the owner of the Property an express obligation to pay money. If Seller fails to remove, bond over or insure against any such exception as described in the preceding sentence, Buyer may, as its sole and exclusive remedy, terminate this Agreement and obtain a return of the Escrowed Amount.

      6.2 Deed. On the Closing Date, Seller shall convey by good and sufficient general warranty deed to Buyer good and clear record and marketable fee simple title to all of the Real Property free and clear of all liens, encumbrances, conditions, easements, assessments, restrictions and other conditions, except for the following:

            6.2(a)      All Leases;

            6.2(b)      All zoning, building and other laws applicable to the
      Property;

            6.2(c) All matters which arise after the Diligence Date which are agreed upon or consented to by Buyer;

            6.2(d) The lien, if any, for real estate taxes for current year not due and payable prior to the Closing Date (subject to proration in accordance with Section 3.3 herein);

            6.2(e) All matters shown on Schedule B of the Title Commitment or of public record as of the effective date of the Title Commitment and which Seller has not agreed to (or is not obligated to) cure pursuant to Section 6.1, above;

            6.2(f)      The Permitted Exceptions; and

            6.2(g) All matters, whether or not of record, to the extent caused by Buyer or its agents, representatives or contractors.

      6.3 Lease Assignment. At the Closing, Seller shall assign the Leases to Buyer and Buyer shall assume Sellers' obligations thereunder and Seller shall convey the Personal Property to Buyer by quitclaim bill of sale.

                                   ARTICLE 7

                        CONDITIONS PRECEDENT AND CLOSING

      7.1 Buyer's Conditions Precedent. In addition to any other conditions precedent in favor of Buyer as may be set forth elsewhere in this Agreement, Buyer's obligations under this Agreement are expressly subject to the timely fulfillment of the conditions set forth in this Section 7.1 on or before the Closing Date, or such earlier date as is set forth below. Each condition may be waived in whole or in part only by written notice of such waiver from Buyer to Seller.

            7.1(a) Seller performing and complying in all material respects with all of the terms of this Agreement to be performed and complied with by Seller prior to or at the Closing.

            7.1(b)  On  the  Closing  Date,  all  of  the   representations  and
      warranties of Seller set forth herein shall continue to be true, accurate and complete in all material respects.

      7.2 Sellers' Conditions Precedent. In addition to any other conditions precedent in favor of Seller as may be set forth elsewhere in this Agreement, Sellers' obligations under this Agreement are expressly subject to the timely fulfillment of the conditions set forth in this Section 7.2 on or before the Closing Date, or such earlier date as is set forth below. Each condition may be waived in whole or part only by written notice of such waiver from Seller to Buyer.

            7.2(a) Buyer performing and complying in all material respects with all of the terms of this Agreement to be performed and complied with by Buyer prior to or at the Closing, including, without limitation, payment by the Buyer of the Purchase Price (as adjusted as otherwise provided herein); and

            7.2(b) On the Closing Date, all of the representations of Buyer set forth in this Agreement shall continue to be true, accurate and complete.

      7.3 Closing Date. Subject to the extension rights described below, the consummation of the purchase and sale contemplated in this Agreement (the "Closing") shall occur through an escrow closing arrangement as described in Exhibit F attached hereto on the first business day thirty (30) days after the Diligence Date (the "Closing Date") through the escrow closing arrangements set forth in the Form of Escrow Closing Instructions attached hereto as Exhibit F. It is agreed that time is of the essence in this Agreement. Notwithstanding the foregoing, (i) Seller shall have the right, in its sole discretion, to extend the Closing Date for up to thirty (30) days, by delivering written notice to Buyer no later than ten (10) days before the then-current Closing Date, and (ii) Buyer shall have the right, in its sole discretion, to extend the Closing Date for up to thirty (30) days by (a) delivering written notice to Seller and (b) depositing an additional $50,000.00 the ("Extension Deposit") with Escrow Agent no later than ten (10) days before the then-current Closing Date.

      7.4 Closing Deliveries. On the Closing Date, Seller shall deliver or cause to be delivered:

            7.4(a) A duly executed and acknowledged warranty deed conveying the Land and the Improvements to Buyer in the form attached hereto as Exhibit H;

            7.4(b) A duly executed quitclaim bill of sale and general assignment conveying the Personal Property and the Intangible Property to Buyer in the form attached hereto as Exhibit I;

            7.4(c) A duly executed assignment and assumption of the Leases and Tenant Deposits (the "Assignment of Leases") in the form attached hereto as Exhibit J;

            7.4(d)  A  duly  executed  assignment  and  assumption  of  Property
      Contracts being assumed (the "Assignment of Contracts") including an indemnity pursuant to Section 4.3, in the form attached hereto as Exhibit K;

            7.4(e)      A certificate or certificates of non-foreign status
      from Seller;

            7.4(f) Customary affidavits sufficient for the Escrow Agent to delete any exceptions for mechanic's or materialmen's liens and parties in possession from Buyer's title policy and such other affidavits relating to such title policy as the Escrow Agent may reasonably request;

            7.4(g) An updated Rent Roll (including a list if all delinquent and prepaid rents) certified by the Seller as true and correct as of the Closing Date;

            7.4(h) Such other instruments as Buyer or the Escrow Agent may reasonably request to effectuate the transactions contemplated by this Agreement;

            7.4(i) A duly executed counterpart original of the closing statement setting forth the Purchase Price, the closing adjustments and the application of the Purchase Price as adjusted;

            7.4(j) Evidence or documents as may reasonably be required by the Escrow Agent evidencing the status and capacity of Seller to sell the Property and the authority of the person or persons executing the various documents on behalf of Seller in connection with the sale of the Property;

            7.4(k) Originals, or where unavailable, copies of all Property Contracts, Leases (with all amendments and modifications thereto), operating information, permits, warranties and financial information about the Property in Sellers' possession or control relating to the Property; and

            7.4(l) All keys to all locks on the Property and similar items, to the extent in Sellers' possession.

      7.5 Buyer's Deliveries. On the Closing Date, Buyer shall deliver or cause to be delivered at its expense each of the following to Seller:

            7.5(a) The Purchase Price for the Property, as such Purchase Price may have been adjusted pursuant to the provisions of this Agreement and credited for any portion of the Escrowed Amount paid to Seller, in the manner provided for in Article 3;

            7.5(b) Evidence in form and substance reasonably satisfactory to Escrow Agent and Seller of Buyer's authority to purchase the Property;

            7.5(c)      The Assignment of Leases;

            7.5(d)      The Assignment of Contracts;

            7.5(e) Such other instruments as Seller or Escrow Agent may reasonably request to effectuate the transactions contemplated by this Agreement;

            7.5(f) A duly executed counterpart original of the closing statement setting forth the Purchase Price, the closing adjustments and the application of such amounts;

            7.5(g) Such evidence or documents as may reasonably be required by the Escrow Agent evidencing the status and capacity of Buyer and the authority of the person or persons who are executing the various documents on behalf of Buyer in connection with the purchase of the Property;

            7.5(h)      Acknowledgment by Buyer of Buyer's receipt from Seller
      of the Tenant Deposits; and

            7.5(i)  Executed  counterparts  of any  other  documents  listed  in
      Section 7.4 required to be signed by Buyer.

      7.6 Possession. Possession of the Property shall be delivered to Buyer by Seller at the Closing, subject only to those items listed in Section 6.2 of this Agreement and rights arising under any Property Contracts not terminated by Buyer pursuant to Section 4.3. Seller and Buyer covenant and agree to execute, at Closing, a written notice of the acquisition of the Property by Buyer, for duplication and transmittal to all tenants affected by the sale and purchase of the Property (or otherwise in such manner as will comply with applicable law respecting notification of tenants). Such notice shall be prepared by Buyer and approved by Seller, shall notify the tenants of the sale and transfer and shall contain appropriate instructions relating to the payment of future rentals, the giving of future notices, and other matters reasonably required by Buyer or required by law. Unless a different procedure is required by applicable law, in which event such laws shall be controlling, Buyer agrees to transmit or otherwise deliver such letters to the tenants promptly after the Closing.

                                    ARTICLE 8

                            CASUALTY AND CONDEMNATION

      8.1 Casualty. If the Improvements are materially damaged by fire or any other casualty and are not substantially restored to the condition immediately prior to such casualty before the Closing Date, Buyer shall have the following elections:

            8.1(a) to purchase the Property in its then condition and pay the Purchase Price, in which event Seller shall pay over or assign to Buyer as the case may be, on the Closing Date, amounts recovered or recoverable by Seller on account of any insurance as a result of such casualty up to the amount of the Purchase Price, less any amounts reasonably expended by Seller for partial restoration, plus fifty percent (50%) of the amount of the deductible with respect to such casualty under such policy; or

            8.1(b) if any portion of the Improvements suffers damage in excess of $250,000.00 from fire or any other casualty which Seller, in its sole option, elects not to repair, to terminate this Agreement by giving notice of termination to Seller on or before that date which is thirty (30) days after the occurrence of the fire or other casualty or on the Closing Date, whichever occurs first, in which event the Escrow Agent shall return the Escrowed Amount to Buyer, this Agreement shall terminate and neither Seller nor Buyer shall have any recourse against the other (except to the extent such recourse arises in connection with a provision of this Agreement which is intended to survive termination).

      8.2 Condemnation. If any substantial portion of or interest in the Property shall be taken or is in the process of being taken by exercise of the power of eminent domain or if any governmental authority notifies Seller prior to the Closing Date of its intent to take or acquire any portion of or interest in the Property (each an "Eminent Domain Taking"), Seller shall give notice promptly to Buyer of such event and Buyer shall have the option to terminate this Agreement by providing notice to Seller to such effect on or before the date which is ten (10) days from Sellers' notice to Buyer of such Eminent Domain Taking or on the Closing Date, whichever occurs first, in which event the Escrow Agent shall return the Escrowed Amount to Buyer, this Agreement shall terminate, and neither Seller nor Buyer shall have any recourse against the other (except to the extent such recourse arises in connection with a provision of this Agreement which is intended to survive termination). If Buyer does not timely notify Seller of its election to terminate this Agreement, Buyer shall purchase the Property and pay the Purchase Price, and Seller shall pay over or assign to Buyer on delivery of the deed awards recovered or recoverable by Seller on account of such Eminent Domain Taking up to the amount of the Purchase Price, less any amounts reasonably expended by Seller in obtaining such award.

                                    ARTICLE 9

                              BROKERAGE COMMISSIONS

      Seller and Buyer each mutually represent and warrant to the other that they have not dealt with, and are not obligated to pay, any fees or commissions to any broker in connection with the transaction contemplated by this Agreement other than George H. Tikijian III of CB Commercial Real Estate Group, Inc. (the "Broker"). Seller agrees to pay all commissions, payments and fees due to the Broker at the Closing. Buyer agrees to indemnify, defend and hold Seller harmless from and against all loss, liabilities, costs, damages and expenses (including reasonable attorneys' fees) arising from any claims for brokerage or finder's fees, commissions or other similar fees in connection with the transaction covered by this Agreement insofar as such claims shall be based upon alleged arrangements or agreements made by Buyer or on Buyer's behalf. Seller hereby agrees to indemnify, defend and hold Buyer harmless from and against all loss, liabilities, costs, damages and expenses (including reasonable attorneys' fees) arising from any claims for brokerage or finders' fees, commissions or other similar fees, including any claim made by the Broker, in connection with the transaction covered by this Agreement as such claims shall be based upon alleged arrangements or agreements made by Seller or on Sellers' behalf. The covenants and agreements contained in this Article shall survive the termination of this Agreement or the Closing of the transaction contemplated hereunder.

                                   ARTICLE 10

                        DEFAULT, TERMINATION AND REMEDIES

      10.1 Seller's Default. In the event that Seller shall have failed in any material respect adverse to Buyer as of the Closing Date to have performed any of the covenants and agreements contained in this Agreement which are to be performed by Seller on or before the Closing Date or Seller defaults in its obligation to close hereunder, Buyer shall have the right either to (i) terminate this Agreement and receive the Escrowed Amount whereupon this Agreement shall terminate without further recourse; or (ii) provided an action is brought within thirty (30) days after Buyer becomes aware of such failure, seek specific performance of Sellers' obligations hereunder, in any court of competent jurisdiction, and seek a judgment for attorneys' fees pursuant to
Section 12.20 below. Buyer hereby waives any right to sue Seller for any reason whatsoever, other than to seek specific performance and attorneys' fees as provided above, or for breach of Sellers' representations or warranties as provided in Section 11.2 below. Buyer agrees that Seller shall not be liable to Buyer for any actual, punitive, speculative, consequential or other damages for breach by Seller, except for payment of the Escrowed Amount, attorneys' fees under Section 12.20, and damages for breach of Sellers' representations and warranties under Section 11.2. IN NO EVENT SHALL SELLER, ITS DIRECT OR INDIRECT PARTNERS, SHAREHOLDERS, OWNERS OR AFFILIATES, ANY OFFICER, DIRECTOR, EMPLOYEE OR AGENT OF THE FOREGOING, OR ANY AFFILIATE OR CONTROLLING PERSON THEREOF, HAVE ANY LIABILITY BEYOND ITS INTEREST IN THE PROPERTY (AND THE PROCEEDS THEREOF) FOR ANY CLAIM, CAUSE OF ACTION OR OTHER LIABILITY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE PROPERTY, WHETHER BASED ON COMMON LAW, CONTRACT, STATUTE, EQUITY OR OTHERWISE.

      10.2 Buyer's Default. In the event that Buyer shall have failed in any material respect adverse to Seller as of the Closing Date to have performed any of the covenants and agreements contained in this Agreement which are to be performed by Buyer on or before the Closing Date, or if Buyer defaults in its obligation to close hereunder, Seller shall be entitled to receive the Escrowed Amount as liquidated damages, in lieu of all other remedies available to Seller at law or in equity for such default, and Buyer shall direct the Escrow Agent to release the Escrowed Amount to Seller. Seller and Buyer agree that the damages resulting to Seller as a result of such default by Buyer as of the date of this Agreement are difficult or impossible to ascertain and the liquidated damages set forth in the preceding sentence constitute Buyer's and Sellers' reasonable estimate of such damages. Notwithstanding the foregoing, in the event of Buyer's default or a termination of this Agreement, Seller shall have all remedies available at law or in equity in the event Buyer or any party related to or affiliated with Buyer asserts any claims or rights to the Property that would otherwise delay or prevent Seller from having clear, indefeasible and marketable title to the Property.

      10.3 Indemnity. Buyer agrees to indemnify, hold harmless and defend Seller from and against any and all claims, demands, causes of action, loss, liabilities, damages, costs and expenses (including reasonable attorneys' fees and court costs) of every kind and character asserted against or incurred by Seller at any time and from time to time by reason of or arising as a result of the ownership, occupancy, operation, use, and/or maintenance of the Property by Buyer for the period from and after the Closing Date. Seller agrees to indemnify, hold harmless and defend Buyer from and against any and all claims, demands, causes of action, loss, liabilities, damages, costs and expenses
(including reasonable attorneys' fees and court costs) of every kind and character asserted against or incurred by Buyer at any time and from time to time by reason of or arising as a result of the ownership, occupancy, operation, use, and/or maintenance of the Property by Seller for the period prior to the Closing Date. The provisions of this Section 10.3 shall survive the Closing.

                                   ARTICLE 11

                         REPRESENTATIONS AND WARRANTIES

      11.1 Buyer's Representations and Warranties. Buyer represents and warrants to Seller that:

            11.1(a) Buyer is a limited partnership, duly organized and in good standing under the laws of the State of Washington, is qualified to do business in the State of Indiana and has the power and authority to enter into this Agreement and to execute and deliver this Agreement and to perform all duties and obligations imposed upon it hereunder. As of the date of this Agreement, Buyer has obtained all necessary corporate, partnership or other organizational authorizations required in connection with the execution and delivery of this Agreement. Each of the individuals executing this Agreement on Buyer's behalf is authorized to do so. Buyer has the financial ability to pay the Purchase Price by tendering the Cash Balance to perform the other covenants of Buyer set forth in this Agreement.

            11.1(b) Neither the execution nor the delivery of this Agreement, nor the consummation of the purchase and sale transaction contemplated hereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement conflict with or will result in the breach of any of the terms, conditions or provisions of any agreement or instrument to which Buyer is a party or by which Buyer or any of Buyer's assets is bound;

            11.1(c)     Buyer is not in any way affiliated with Seller;

            11.1(d) No approval, consent, order or authorization of, or designation, registration or declaration with, any of the United States, the State of Washington, the State of Indiana, any department, board, agency, office, commission or other subdivisions thereof, or any official thereof or any third party is required in connection with the valid execution and delivery of, and performance of the covenants of, this Agreement by Buyer.

            11.1(e) There are no actions, suits or proceedings pending or, to the knowledge of Buyer, threatened, against or affecting Buyer which, if determined adversely to Buyer, would adversely affect its ability to perform its obligations hereunder.

      As a condition precedent to Sellers' obligation to close the purchase and sale transaction contemplated in this Agreement, Buyer's representations and warranties contained herein must remain and be true and correct as of the Closing Date. Prior to the Closing Date, Buyer shall notify Seller in writing of any facts, conditions or circumstances which render any of the representations and warranties set forth in this Section 11.1 in any way inaccurate, incomplete, incorrect or misleading. Buyer's representations and warranties set forth in this Section 11.1 shall survive the Closing for a period of sixty (60) days and no longer.

      11.2 Seller's Representations and Warranties. Seller represents and warrants to Buyer that:

            11.2(a) Seller is a general partnership existing under the laws of the State of Indiana.

            11.2(b) Seller has full right, power and authority and is duly authorized to enter into this Agreement, to perform each of the covenants on its part to be performed hereunder and to execute and deliver, and to perform its obligations under all documents required to be executed and delivered by it pursuant to this Agreement and this Agreement constitutes the valid and binding obligation of Seller enforceable in accordance with its terms.

            11.2(c) Seller has directed its property manager (i) to deliver or make available to Buyer complete copies of all Leases and (ii) to deliver to Buyer within five (5) days of the date hereof the Rent Roll, copies of all Property Contracts and the Operating Statements and to Sellers' knowledge, the Rent Roll and the Operating Statements are and as of the Closing Date shall be true and correct in all material respects.

            11.2(d) Seller shall cause the Tax Returns to be delivered to Buyer within five (5) days of the date hereof.

            11.2(e) Seller has not been served with notice of any actions, suits, or proceedings against or affecting the Seller or the Property that either (i) are not covered by applicable insurance or (ii) if determined adversely to Seller would materially affect the ownership or operation of the Property or Sellers' ability to perform its obligations under this Agreement.

      Seller reserves the right to update the representations and warranties made by it herein. All of Seller's representations and warranties shall be deemed to be updated by information disclosed to or obtained by Purchaser in connection with its due diligence investigations. Prior to the Closing Date, Seller shall notify Buyer in writing of any facts, conditions or circumstances of which Seller has actual knowledge which render any of the representations or warranties set forth in this Section 11.2 in any material respect inaccurate, incomplete, incorrect or misleading. Notwithstanding any terms herein to the contrary, in the event that any material change in Sellers' representations or warranties materially adverse to Buyer is made known to Buyer prior to the Closing, Buyer may terminate this Agreement and receive a refund of the Escrowed Amount by notifying Seller of such election and the reason therefore prior to Closing and no later than two business days after such material adverse change is made known to Buyer. Seller's representations and warranties shall survive the Closing for a period of forty-five (45) days and no longer.

      Notwithstanding anything to the contrary herein or in any of the conveyance documents delivered pursuant hereto, after Closing, Seller shall not be liable to Buyer in respect of any breach of Sellers' representations or warranties for any amounts in excess of Two Hundred Fifty Thousand Dollars
($250,000.00)  in the  aggregate,  or for any  amounts  less  than Ten  Thousand
Dollars ($10,000.00) in the aggregate, and Buyer hereby waives any and all claims it may have to such recoveries in excess of, or less than, the foregoing amounts. Without limiting the foregoing, any claim of Buyer for recovery from Seller arising for breach of Sellers' representations and warranties shall be brought by Buyer, if at all, on or before the forty-fifth (45th) day after the Closing Date, and Buyer hereby waives any right to any claim or action for recovery not commenced within such time period. The provisions of this Section
11.2 shall survive the Closing.

      11.3 Seller; Seller's Knowledge. Whenever a representation is made to "Seller's knowledge", or a term of similar import, the accuracy of such representation shall be based solely on the actual knowledge of Mr. D'Errico, without independent investigation or inquiry except for inquiry of Sellers' property manager for the Property. Mr. D'Errico is the employee of Seller who has had primary responsibility for the sale of the Property to Buyer. Notwithstanding the foregoing, if, prior to the Closing, Buyer obtains actual knowledge that any representation or warranty of Seller is inaccurate and Buyer nonetheless proceeds with the Closing, Seller shall have no liability for any such matter regarding which Buyer had actual knowledge prior to Closing.

      11.4 Property Conveyed "AS IS". (a) NOTWITHSTANDING ANYTHING CONTAINED HEREIN TO THE CONTRARY, IT IS UNDERSTOOD AND AGREED THAT, EXCEPT AS EXPRESSLY SET FORTH HEREIN, SELLER AND ITS PROPERTY MANAGER HAVE NOT MADE AND ARE NOT NOW MAKING, AND THEY SPECIFICALLY DISCLAIM, ANY OTHER WARRANTIES, REPRESENTATIONS OR GUARANTIES OF ANY KIND OR CHARACTER, EXPRESS OR IMPLIED, ORAL OR WRITTEN, PAST, PRESENT OR FUTURE, WITH RESPECT TO THE PROPERTY, INCLUDING, BUT NOT LIMITED TO, WARRANTIES, REPRESENTATIONS OR GUARANTIES AS TO (I) MATTERS OF TITLE (OTHER THAN SELLER'S WARRANTY OF TITLE SET FORTH IN THE DEED TO BE DELIVERED AT CLOSING),
(II)  ENVIRONMENTAL  MATTERS  RELATING TO THE  PROPERTY OR ANY PORTION  THEREOF,
(III) GEOLOGICAL CONDITIONS, INCLUDING, WITHOUT LIMITATION, SUBSIDENCE, SUBSURFACE CONDITIONS, WATER TABLE, UNDERGROUND WATER RESERVOIRS, LIMITATIONS REGARDING THE WITHDRAWAL OF WATER, AND EARTHQUAKE FAULTS AND THE RESULTING DAMAGE OF PAST AND/OR FUTURE EARTHQUAKES, (IV) WHETHER, AND TO THE EXTENT TO WHICH THE PROPERTY OR ANY PORTION THEREOF IS AFFECTED BY ANY STREAM (SURFACE OR UNDERGROUND), BODY OF WATER, FLOOD PRONE AREA, FLOOD PLAIN, FLOODWAY OR SPECIAL FLOOD HAZARD, (V) DRAINAGE, (VI) SOIL CONDITIONS, INCLUDING THE EXISTENCE OF INSTABILITY, PAST SOLID REPAIRS, SOIL ADDITIONS OR CONDITIONS OF SOIL FILL, OR SUSCEPTIBILITY TO LANDSLIDES, OR THE SUFFICIENCY OF ANY UNDERSHORING, (VII) ZONING TO WHICH THE PROPERTY OR ANY PORTION THEREOF MAY BE SUBJECT, (VIII) THE AVAILABILITY OF ANY UTILITIES TO THE PROPERTY OR ANY PORTION THEREOF INCLUDING, WITHOUT LIMITATION, WATER, SEWAGE, GAS AND ELECTRIC, (IX) USAGES OF ADJOINING PROPERTY, (X) ACCESS TO THE PROPERTY OR ANY PORTION THEREOF, (XI) THE VALUE, COMPLIANCE WITH THE PLANS AND SPECIFICATIONS, SIZE, LOCATION, AGE, USE, DESIGN, QUALITY, DESCRIPTION, SUITABILITY, STRUCTURAL INTEGRITY, OPERATION, TITLE TO, OR PHYSICAL OR FINANCIAL CONDITION OF THE PROPERTY OR ANY PORTION THEREOF, OR ANY INCOME, EXPENSES, CHARGES, LIENS, ENCUMBRANCES, RIGHTS OR CLAIMS ON OR AFFECTING OR PERTAINING TO THE PROPERTY OR ANY PART THEREOF, OR ANY INCOME, EXPENSES, CHARGES, LIENS, ENCUMBRANCES, RIGHTS OR CLAIMS ON OR AFFECTING OR PERTAINING TO THE PROPERTY OR ANY PART THEREOF, (XII) THE PRESENCE OF HAZARDOUS SUBSTANCES IN OR ON, UNDER OR IN THE VICINITY OF THE PROPERTY, (XIII) THE CONDITION OR USE OF THE PROPERTY OR COMPLIANCE OF THE PROPERTY WITH ANY OR ALL PAST, PRESENT OR FUTURE FEDERAL, STATE OR LOCAL ORDINANCES, RULES, REGULATIONS OR LAWS, BUILDING, FIRE OR ZONING ORDINANCES, CODES OR OTHER SIMILAR LAWS, (XIV) THE EXISTENCE OR NON-EXISTENCE OF UNDERGROUND STORAGE TANKS, (XV) ANY OTHER MATTER AFFECTING THE STABILITY OR INTEGRITY OF THE REAL PROPERTY, (XVI) THE POTENTIAL FOR FURTHER DEVELOPMENT OF THE PROPERTY, (XVII) THE EXISTENCE OF VESTED LAND USE, ZONING OR BUILDING ENTITLEMENTS AFFECTING THE PROPERTY, (XVIII) THE MERCHANTABILITY OF THE PROPERTY OR FITNESS OF THAT PROPERTY FOR ANY PARTICULAR PURPOSE (BUYER AFFIRMING THAT BUYER HAS NOT RELIED ON SELLER'S OR ITS PROPERTY MANAGER'S SKILL OR JUDGMENT TO SELECT OR FURNISH THE PROPERTY FOR ANY PARTICULAR PURPOSE, AND THAT SELLER MAKES NO WARRANTY THAT THE PROPERTY IS FIT FOR ANY PARTICULAR PURPOSE), OR (XIX) TAX CONSEQUENCES.

            (b)  BUYER  HAS NOT  RELIED  UPON AND WILL  NOT  RELY  UPON,  EITHER
DIRECTLY OR INDIRECTLY, ANY REPRESENTATION OR WARRANTY OF SELLER OR ITS PROPERTY MANAGER OR ANY OF THEIR RESPECTIVE AGENTS, EXPECT AS EXPRESSLY SET FORTH HEREIN, AND ACKNOWLEDGES THAT NO OTHER SUCH REPRESENTATIONS HAVE BEEN MADE(EXCEPT AS OTHERWISE EXPRESSLY SET FORTH HEREIN). BUYER REPRESENTS THAT IT IS A KNOWLEDGEABLE, EXPERIENCED AND SOPHISTICATED BUYER OF REAL ESTATE AND THAT IT IS RELYING SOLELY ON ITS OWN EXPERTISE AND THAT OF BUYER'S CONSULTANTS IN PURCHASING THE PROPERTY. BUYER WILL CONDUCT SUCH INSPECTIONS AND INVESTIGATIONS OF THE PROPERTY AS BUYER DEEMS NECESSARY, INCLUDING, BUT NOT LIMITED TO, THE PHYSICAL AND ENVIRONMENTAL CONDITIONS THEREOF, AND SHALL RELY UPON SAME. SUBJECT TO SELLER'S REPRESENTATIONS AND WARRANTIES HEREUNDER, UPON CLOSING, BUYER SHALL ASSUME THE RISK THAT ADVERSE MATTERS, INCLUDING, BUT NOT LIMITED TO, ADVERSE PHYSICAL AND ENVIRONMENTAL CONDITIONS, MAY NOT HAVE BEEN REVEALED BY BUYER'S INSPECTIONS AND INVESTIGATIONS. EXCEPT AS OTHERWISE EXPRESSLY SET FORTH HEREIN, BUYER ACKNOWLEDGES AND AGREES THAT UPON CLOSING, SELLER SHALL SELL AND CONVEY TO BUYER AND BUYER SHALL ACCEPT THE PROPERTY "AS IS, WHERE IS", WITH ALL FAULTS. EXCEPT AS OTHERWISE EXPRESSLY SET FORTH HEREIN, BUYER FURTHER ACKNOWLEDGES AND AGREES THAT THERE ARE NO ORAL AGREEMENTS, WARRANTIES OR REPRESENTATIONS, COLLATERAL TO OR AFFECTING THE PROPERTY BY SELLER, ANY AGENT OF SELLER OR ANY THIRD PARTY. THE TERMS AND CONDITIONS OF THIS SECTION 11.4(B) SHALL EXPRESSLY SURVIVE THE CLOSING, NOT MERGE WITH THE PROVISIONS OF ANY CLOSING DOCUMENTS AND SHALL BE INCORPORATED INTO THE DEED. SELLER IS NOT LIABLE OR BOUND IN ANY MANNER BY ANY ORAL OR WRITTEN STATEMENTS, REPRESENTATIONS, OR INFORMATION PERTAINING TO THE PROPERTY FURNISHED BY ANY REAL ESTATE BROKER, AGENT, EMPLOYEE, SERVANT OR OTHER PERSON, UNLESS THE SAME ARE SPECIFICALLY SET FORTH OR REFERRED TO HEREIN. BUYER ACKNOWLEDGES THAT THE PURCHASE PRICE REFLECTS THE "AS IS" NATURE OF THIS SALE AND ANY FAULTS, LIABILITIES, DEFECTS OR OTHER ADVERSE MATTERS THAT MAY BE ASSOCIATED WITH THE PROPERTY. BUYER HAS FULLY REVIEWED THE DISCLAIMERS AND
WAIVERS SET FORTH IN THE THIS AGREEMENT WITH ITS COUNSEL AND UNDERSTANDS THE SIGNIFICANCE AND EFFECT THEREOF.


                                 --------------
                                Buyer's Initials

                                   ARTICLE 12

                                  MISCELLANEOUS

      12.1 Successors and Assigns. Without the prior written consent of Seller, Buyer shall not, directly or indirectly, assign this Agreement or any of its rights hereunder. Any attempted assignment in violation hereof shall, at the election of Seller in its sole discretion, be of no force or effect and shall constitute a default by Buyer. Notwithstanding the foregoing, and so long as it will not affect the timing of the Closing, Buyer may elect to have a nominee entity accept title to the Property at Closing, provided that any such nominee must be an affiliated entity controlled by or under common control with Buyer, and Buyer shall give written notice of such nominee to Seller, together with any reasonable evidence of affiliation requested by Seller, a minimum of fifteen
(15) days prior to Closing. No designation of a nominee to receive title shall release Buyer from its obligations under this Agreement.

      12.2 Notices. Except as otherwise specifically provided herein, any notice required or permitted to be delivered under this Agreement shall be in writing and shall be deemed given (i) when delivered or refused if sent by hand during regular business hours, (ii) three (3) days after being sent by United States Postal Service, registered or certified mail, postage prepaid, return receipt requested, or (iii) on the next business day when sent by a reputable overnight express mail service that provides tracing and proof of receipt or refusal of items mailed, or (iv) when received by the addressee if by telecopier transmission addressed to Seller or Buyer, as the case may be, at the address or addresses set forth below or such other addresses as the parties may designate in a notice similarly sent. Any notice given by a party to Escrow Agent shall be simultaneously given to the other party. Any notice given by a party to the other party relating to its entitlement to the Escrowed Amount shall be simultaneously given to the Escrow Agent.

      (1)   If to Seller:

            c/o Paine Webber Properties Incorporated
            265 Franklin Street - 16th Floor
            Boston, MA 02110
            Attn: Rock M. D'Errico, Vice President
            Telecopier: (617) 478-4725

      and
            Indianapolis Greenbrier Company, LTD
            c/o Paragon Group
            1401 South Brentwood Boulevard
            St. Louis, MO 63144
            Attn: Mr. Lewis A. Levey
            Telecopier: (314) 963-9715

      with a copy to:

            Goodwin, Procter & Hoar  LLP
            Exchange Place
            Boston, MA 02109
            Attn: Andrew C. Sucoff, Esq.
            Telecopier: (617) 227-8591

      (2) If to Buyer:
            Graoch Associates #59 Limited Partnership
            1066 West Hastings, Suite 1400
            Vancouver, British Columbia
            CANADA V6E 3X1
            Telecopier: (604) 683-6182

      with a copy to:

            Bruce P. Weiland, Esq.
            151 Finch Place Southwest
            Bainbridge Island, WA 98110
            Telecopier: (206) 842-4434

      (3) If to the Escrow Agent:

            Chicago Title Insurance Company
            101 West Ohio Street, Suite 1100
            Indianapolis, Indiana 46204
            Attn: Alan Kolb
            Telecopier: (317) 684-3843

      12.3 Construction. Words of any gender used in this Agreement shall be held and construed to include any other gender, and words of a singular number shall be held to include the plural and vice versa, unless the context requires otherwise.

      12.4 Captions. The captions used in connection with the Articles of this Agreement are for convenience only and shall not be deemed to extend, limit or otherwise define or construe the meaning of the language of this Agreement.

      12.5 No Other Parties. Nothing in this Agreement, express or implied, is intended to confer upon any person, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

      12.6 Amendments. This Agreement may be amended only by a written instrument executed by Seller and Buyer (or Buyer's assignee or transferee).

      12.7 Severability. If any provision of this Agreement or application to any party or circumstance shall be determined by any court of competent jurisdiction to be invalid and unenforceable to any extent, the remainder of this Agreement or the application of such provision to such person or circumstances, other than those as to which it is so determined invalid or unenforceable, shall not be affected thereby, and each provision hereof shall be valid and shall be enforced to the fullest extent permitted by law.

      12.8 Applicable Law. This Agreement shall be construed under and in accordance with the laws of state in which the Property is located.

      12.9 Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which shall be an original but such counterparts together shall constitute one and the same instrument notwithstanding that both Buyer and Seller are not signatory to the same counterpart.

      12.10 Time of the Essence. Time is expressly declared to be of the essence of this Agreement, provided, however that in the event any date hereunder falls on a Saturday, Sunday or legal holiday, the date applicable shall be the next business day.

      12.11 No Personal Liability. The obligations of Seller hereunder shall be binding only on the Property and the proceeds thereof, and neither Buyer nor anyone claiming by, through or under Buyer shall be entitled to obtain any judgment extending liability beyond the Property and the proceeds thereof, or creating personal liability on the part of the partners of the Seller or of the officers, directors, shareholders, advisors or agents of Seller or Sellers' partners or any of their successors (except to the extent necessary to bind the Property and the proceeds thereof).

      12.12 No Recordation. Without the prior written consent of Seller, there shall be no recordation of either this Agreement or any memorandum hereof, or any affidavit pertaining hereto, and any such recordation of this Agreement or memorandum hereto by Purchaser without the prior written consent of Seller shall constitute a default hereunder by Buyer, whereupon this Agreement shall, at the option of Seller, terminate and be of no further force and effect. Upon termination, the Escrowed Amount shall be immediately delivered to Seller, whereupon the parties shall have no further duties or obligations to one another except as otherwise specifically provided herein.

      12.13 Waiver. The excuse or waiver of the performance by a party of any obligation of the other party under this Agreement shall only be effective if evidenced by a written statement signed by the party so excusing or waiving. No delay in exercising any right or remedy shall constitute a waiver thereof, and no waiver by Seller or Buyer of the breach of any covenant of this Agreement shall be construed as a waiver of any preceding or succeeding breach of the same or any other covenant or condition of this Agreement.

      12.14 Binding On Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

      12.15 Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto with respect to the transactions contemplated herein, and it supersedes all prior discussions, understandings or agreements between the parties. All Exhibits and Schedules attached hereto are a part of this Agreement and are incorporated herein by reference.

      12.16 Construction of Agreement. This Agreement shall not be construed more strictly against one party than against the other merely by virtue of the fact that it may have been prepared primarily by counsel for one of the parties, it being recognized that both Buyer and Seller have contributed substantially and materially to the preparation of this Agreement.

      12.17 Further Instruments. Each party, promptly upon the request of the other, shall execute and have acknowledged and delivered to the other or to Escrow Agent, as may be appropriate, any and all further instruments reasonably requested or appropriate to evidence or give effect to the provisions of this Agreement and which are consistent with the provisions of this Agreement.

      12.18 Buyer Represented by Counsel. Buyer hereby represents and warrants to Seller that (i) Buyer is not in a significantly disparate bargaining position in relation to Seller, (ii) Buyer is represented by legal counsel in connection with the transaction contemplated by this Agreement, and (iii) Buyer is buying the Property for business, commercial, investment or other similar purpose and not for use as Buyer's residence.

      12.19 Preparation of Documents. All of the documents to be executed at the Closing shall be in the form prepared to the reasonable satisfaction of Sellers' and Buyer's counsel and delivered to Buyer on or before five (5) days prior to the Closing Date, provided that the failure to timely deliver such documents shall not constitute a default by Seller hereunder.

      12.20 Attorney's Fees. In the event any dispute between the parties to this Agreement should result in litigation or other proceeding, the prevailing party shall be reimbursed by the non-prevailing party in connection with such litigation or other proceeding and any appeal thereof. Such costs, expenses and fees shall be included in and made a part of the judgement recovered by the prevailing party, if any.

                                   ARTICLE 13

                           IRS FORM 1099-S DESIGNATION

      In order to comply with information reporting requirements of Section 6045(e) of the Internal Revenue Code of 1986, as amended, and the Treasury Regulations thereunder, the parties agree (1) to execute an IRS Form 1099-S Designation Agreement in the form attached hereto as Schedule D at or prior to the Closing to designate the Escrow Agent (the "Designee") as the party who shall be responsible for reporting the contemplated sale of the Property to the Internal Revenue Service (the "IRS") on IRS Form 1099-S; (2) to provide the Designee with the information necessary to complete Form 1099-S; (3) that the Designee shall not be liable for the actions taken under this Agreement, or for the consequences of those actions, except as they may be the result of gross negligence or willful misconduct on the part of the Designee; and (4) that the Designee shall be indemnified by the parties for any costs or expenses incurred as a result of the actions taken hereunder, except as they may be the result of gross negligence or willful misconduct on the part of the Designee. The Designee shall provide all parties to this transaction with copies of the IRS Forms 1099-S filed with the IRS and with any other documents used to complete IRS Form 1099-S.

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first set forth above.

                              SELLER:

                              GREENBRIER ASSOCIATES


                              By:   Indianapolis Greenbrier Company, Ltd.,
                                    general partner


                              By:/s/ Lewis A. Levey
                                 ------------------
                                 Lewis A. Levey, a managing general partner


                              By: PaineWebber Income Properties Five Limited Partnership, general partner

                                 By:   Fifth Properties, Inc., its managing
                                       general partner


                              By:/s/ Rock M. D'Errico
                                 --------------------
                                 Rock M. D'Errico, Vice President


                              BUYER:

                              GRAOCH ASSOCIATES #59 LIMITED PARTNERSHIP

                              By:   10425 Sales Road Associates, Inc., its
                                    sole general partner


                              By: /s/ Gary M. Gray
                                  ----------------
                              Name: Gary M. Gray
                              Title: President


                              ESCROW AGENT:

                         CHICAGO TITLE INSURANCE COMPANY


                              By:/s/ Alan F. Kolb
                                 ----------------
                              Name:  Alan F. Kolb
                              Title: Vice President

                            JOINDER BY TITLE COMPANY

      Chicago Title Insurance Company, referred to in this Agreement as the Escrow Agent, hereby acknowledges that it received this Agreement executed by Seller and Buyer on the __ day of ______, 1998, and accepts the obligations of the Escrow Agent as set forth herein. It further acknowledges that it received the Deposit on the __ day of ______, 1998. The Escrow Agent agrees to deposit the Deposit and to distribute the Escrowed Amount in accordance with the terms and provisions of this Agreement.

                              ESCROW AGENT: Chicago Title Insurance Company

                        By: _____________________________
                                      Name:
                                      Title:
                                      Date:

                                JOINDER BY BROKER

      The undersigned Broker joins herein to evidence such Broker's agreement to the provisions of Article 9 and to represent to Seller and Buyer that such Broker (i) knows of no other brokers, salespersons or other parties entitled to any compensation for brokerage services arising out of this transaction other than those whose names appear in this Agreement, (ii) has not made any of the representations or warranties specifically disclaimed by Seller in Section 12.20, and (iii) is a duly licensed broker in the State of Indiana and is currently permitted to conduct business in the State of Indiana and be paid a real estate commission.


                                  BROKER: CB Commercial Real Estate Group, Inc.

                                  BY:  ____________________________
                                       Name:    George H. Tikijian III
                                       Title:   Senior Vice
                                                President/MultiHousing
                                                Properties
                                       License No:
                                       Tax Id. No.:
                                       Date:

                                    EXHIBIT A

                                    The Land

PARCEL I

      A part of the Northwest Quarter of Section 36, Township 15 North of Range 3 East in Marion County, Indiana, being more particularly described as follows, to-wit:

      Beginning at a point on the North line of said Quarter Section a distance of 1224.41 feet South 89 degrees 26 minutes 38 seconds West of the Northeast corner of said Quarter Section; running thence South 89 degrees 26 minutes 38 seconds West upon and along said North line a distance of 407.39 feet to a point; running thence South 00 degrees 00 minutes 00 seconds and parallel to the East line of said Quarter Section a distance of 524.72 feet to a point; running thence South 70 degrees 00 minutes 00 seconds East a distance of 286.38 feet to a point; running thence South 20 degrees 00 minutes 00 seconds West a distance of 70.667 feet to a point; running thence South 70 degrees 00 minutes 00 seconds East a distance of 215.00 feet to a point; running thence South 90 degrees 00 minutes 00 seconds East a distance of 65.39 feet to a point; running thence North 00 degrees 00 minutes 00 seconds and parallel to the East line of said Quarter Section a distance of 350.92 feet to a point, running thence South 89 degrees 26 minutes 38 seconds West and parallel to the North line of said Quarter Section a distance of 105.00 feet to a point, running thence North 00 degrees 00 minutes 00 seconds and parallel to the East line of said Quarter Section a distance of 416.66 feet to the point of beginning. (Phase I)

PARCEL II

      A part of the Northwest Quarter of Section 36, Township 15 North of Range 3 East in Marion County, Indiana, being more particularly described as follows:

      Commencing at a point on the North line of said Quarter Section, a distance of 1631.80 feet South 89 degrees 26 minutes 38 seconds West of the Northeast corner of said Quarter Section; running thence South 00 degrees 00 minutes 00 seconds a distance of 524.72 feet to the POINT OF BEGINNING; running thence South 70 degrees 00 minutes 00 seconds East a distance of 286.38 feet to a point; thence South 20 degrees 00 minutes 00 seconds West a distance of 70.67 feet to a point; thence South 70 degrees 00 minutes 00 seconds East a distance of 215.00 feet to a point; thence North 90 degrees 00 minutes 00 seconds East a distance of 65.39 feet to a point; thence South 00 degrees 00 minutes 00 seconds and parallel to the East line of said Quarter Section a distance of 258.42 feet to a point; thence South 89 degrees 26 minutes 38 seconds West and parallel to the North line of said Quarter Section a distance of 512.39 feet to a point; running thence North 00 degrees 00 minutes 00 seconds a distance of 501.28 feet to the point of beginning.
(Phase II)

PARCEL III

      Part of the Northwest Quarter of Section 36, Township 15 North, Range 3 East in Marion County, Indiana, more particularly described as follows, to-wit:

      Commencing  at the  Northeast  corner  of the  Northwest  Quarter  of said
Section 36; thence on the North line of said Northwest Quarter South 89E 26= 38@ West 1230.05 feet; thence South parallel with the East line of said Northwest Quarter 1026 feet; thence South 89E 26= 38@ West parallel with the North line of said Northwest Quarter 375 feet to the point of beginning of the herein described parcel; thence South parallel with the East line of said Northwest Quarter 711.25 feet; thence South 89E 26= 38@ West parallel with the North line of said Northwest Quarter 493.77 feet; thence North parallel with the East line of said Northwest Quarter 711.25 feet; thence North 89E 26= 38@ East parallel with the North line of said Northwest Quarter 493.77 feet to the point of beginning. (Phase III)

PARCEL IV

      Part of the Northwest Quarter of Section 36, Township 15 North, Range 3 East in Marion County, Indiana, more particularly described as follows, to-wit:

      Commencing at a point 1163.95 feet South and 1599.8 feet West of Northeast corner of the Northwest Quarter of Section 36 of said Section; thence East parallel to the North line of said Quarter Sect 375 feet to a point; thence North parallel to the East line of said Quarter Section 135 feet to a point; which is coincident with the South line of property owned by George M. Bixler and Frank D. Bixler; thence West parallel to the North line of said Quarter
Section 375 feet to a point which is coincident with the East line of property owned by George M. Bixler and Frank D. Bixler; thence South parallel to the East line of said Quarter Section 135 feet to the point of beginning, containing
1.162 acres, more or less.

      ALSO, all of the Grantors' right, title and interest in a non-exclusive easement from Southern Plaza, Inc. to George M. Bixler, Jr. and Frank D. Bixler, their tenants, mortgagees, successors and assigns dated November 22, 1966, recorded November 28, 1966 under Instrument #66-59951 in the Office of the Marion County Recorder:

      (a) For travel by pedestrians and vehicles over and across a strip of ground 40 feet wide, lying 20 feet on each side of a center line described as follows:

              Commencing  at the northeast  corner of the  northwest  quarter of
              Section 36, Township 15 north, Range 3 east, Marion County, Indiana, thence south 89 degrees 26 minutes 38 seconds west on the north line thereof 1134.91 feet; thence south parallel with the east line of said quarter section 1026 feet to the point of beginning of said center line, said point being the point of curvature of a curve concave northwest having a central angle of 57 degrees 0 minutes 57 seconds and a radius of 64.56 feet; thence southwestwardly on said curve 64.24 feet to the point of tangency; thence south 57 degrees 0 minutes 57 seconds west 85.10 feet to the point of curvature of a curve concave north having a central angle of 32 degrees 25 minutes 41 seconds and a radius of 100 feet; thence southwesterly on said curve 56.60 feet to the point of tangency; thence south 89 degrees 26 minutes 38 seconds west
              315.92 feet to the east line of a tract containing 8.06 acres, more or less, owned by George M. Bixler, Jr. and Frank D. Bixler, on which tract said Bixlers are constructing an apartment project to be known as Greenbrier Phase III;

                                       AND

      (b) For the use of tennis courts then constructed on the following described real estate:

              Part of the northwest quarter of said Section 36, commencing at the northeast corner thereof, thence south 89 degrees 26 minutes 38 seconds west on the north line thereof 1605.05 feet; thence south parallel with the east line of said quarter section 1026 feet to the point of beginning of the real estate described herein; thence continuing on the same line 95 feet; thence north 89 degrees 26 minutes 38 seconds east parallel with the north line of said quarter section 250 feet; thence north parallel with the east line of said quarter section 95 feet; thence south 89 degrees 26 minutes 38 seconds west parallel with the north line of said quarter section 250 feet to the point of beginning, containing .545 acre, more or less.

                                WARRANTY DEED

      THIS INDENTURE WITNESSETH, That GREENBRIER ASSOCIATES, an Indiana general partnership having an address c/o PaineWebber Properties, Incorporated, 265 Franklin Street - 16th Floor, Boston, Massachusetts 02110 ("Grantor"), CONVEYS AND WARRANTS to GRAOCH ASSOCIATES #59 LIMITED PARTNERSHIP, a Washington limited partnership having an address at 1066 West Hastings, Suite 1400, Vancouver, British Columbia, Canada V6E 3X1 ("Grantee"), for the sum of Ten Dollars and no/100 Dollars ($10.00) and other good and valuable consideration, the receipt of which is hereby acknowledged, the following-described real estate in Marion County, in the State of Indiana:
      LEGAL DESCRIPTION ATTACHED HERETO AS EXHIBIT  A .
      Subject to the exceptions set forth in EXHIBIT B.
      Subject to rights of tenants, as tenants only, in possession.
      Subject to unpaid taxes not yet due and payable.
      Subject to applicable laws and regulations of any governmental authority including, without limitation, zoning and building laws.
      Meaning and intending to describe and convey, and hereby conveying, the land conveyed and described in (i) the General Warranty Deed dated June 29, 1984 from George M. Bixler, Jr. and Frank D. Bixler to Grantor recorded as Instrument #840049556 in the Office of the Recorder of Marion County, Indiana and (i) the General Warranty Deed dated June 29, 1984 from George M. Bixler, Jr. and Frank D. Bixler to Grantor recorded as Instrument #840049555 in the Office of the Recorder of Marion County, Indiana.

      IN WITNESS WHEREOF, Grantor has caused this Deed to be executed this 9th day of September, 1998.
                                    GRANTOR:

                                          GREENBRIER ASSOCIATES

                                          By:  Indianapolis Greenbrier
                                               Company, Ltd., general partner

                                          By:/s/ Lewis A. Levey
                                             ------------------
                                             Lewis A. Levey, a managing general
                                             partner

                                          By:  PaineWebber Income Properties
                                               Five Limited Partnership, general
                                               partner

                                          By:  Fifth Properties, Inc., its
                                               managing general partner

                                          By:  /s/ Rock M. D'Errico
                                               --------------------
                                               Rock M. D'Errico, Vice President

                                  EXHIBIT A

                                   The Land

PARCEL 1:

A part of the Northwest Quarter of Section 36, Township 15 North of Range 3 East in Marion County, Indiana, being more particularly described as follows, to-wit:

Beginning at a point on the North line of said Quarter Section a distance of 1224.41 feet South 89 degrees 26 minutes 38 seconds West of the Northeast corner of said Quarter Section; running thence South 89 degrees 26 minutes 38 seconds West upon and along said North line a distance of 407.39 feet to a point; running thence South 00 degrees 00 minutes 00 seconds and parallel to the East line of said Quarter Section a distance of 524.72 feet to a point; running thence South 70 degrees 00 minutes 00 seconds East a distance of 286.38 feet to a point; running thence South 20 degrees 00 minutes 00 seconds West a distance of 286.38 feet to a point 70.667 feet to a point; running thence South 70 degrees 00 minutes 00 seconds East a distance of 215.00 feet to a point; running thence South 90 degrees 00 minutes 00 seconds East a distance of 65.39 feet to a point; running thence North 00 degrees 00 minutes 00 seconds and parallel to the East line of said Quarter Section a distance of 350.92 feet to a point; running thence South 89 degrees 26 minutes 38 seconds West and parallel to the North line of said Quarter Section a distance of 105.00 feet to a point; running thence North 00 degrees 00 minutes 00 seconds and parallel to the East line of said Quarter Section a distance of 416.66 feet to the point of beginning. (Phase
I)

PARCEL 2:

A part of the Northwest Quarter of Section 36, Township 15 North of Range 3 East in Marion County, Indiana, being more particularly described as follows:

Commencing at a point on the North line of said Quarter Section, a distance of 1631.80 feet South 89 degrees 26 minutes 38 seconds West of the Northeast corner of said Quarter Section; running thence south 00 degrees 00 minutes 00 seconds a distance of 524.72 feet to the POINT OF BEGINNING; running thence South 70 degrees 00 minutes 00 seconds East a distance of 286.38 feet to a point; thence South 20 degrees 00 minutes 00 seconds West a distance of 70.67 feet to a point; thence south 70 degrees 00 minutes 00 seconds East a distance of 215.00 feet to a point; thence North 90 degrees 00 minutes 00 seconds East a distance of 65.39 feet to a point; thence South 00 degrees 00 minutes 00 seconds and parallel to the East line of said Quarter Section a distance of 258.42 feet to a point; thence South 89 degrees 26 minutes 38 seconds West and parallel to the North line of said Quarter Section a distance of 512.39 feet to a point; running thence North 00 degrees 00 minutes 00 seconds a distance of 501.28 feet to the point of beginning.
(Phase II)

PARCEL 3:

Part of the Northwest Quarter of Section 36, Township 15 North, Range 3 East in Marion County, Indiana, more particularly described as follows, to-wit:

Commencing at the Northeast corner of the Northwest Quarter of said Section 36; thence on the North line of said Northwest Quarter South 89 degrees 26 minutes 38 seconds West 1230.05 feet; thence South parallel with the East line of said Northwest Quarter 1026 feet; thence South 89 degrees 26 minutes 38 seconds West parallel with the North line of said Northwest Quarter 375 feet to the point of beginning of the herein described parcel; thence South parallel with the East line of said Northwest Quarter 711.25 feet; thence South 89 degrees 26 minutes 38 seconds West parallel with the North line of said Northwest Quarter 493.77 feet; thence North parallel with the East line of said Northwest Quarter 711.25 feet; thence North 89 degrees 26 minutes 38 seconds East parallel with the North line of said Northwest Quarter 493.77 feet to the point of beginning. (Phase
III)

PARCEL 4:

Part of the Northwest Quarter of Section 36, Township 15 North, Range 3 East in Marion County, Indiana, more particularly described as follows, to-wit:

Commencing at a point 1163.95 feet South and 1599.8 feet West of the Northeast corner of the Northwest Quarter of Section 36 of said Section; thence East parallel to the North line of said Quarter Section 375 feet to a point; thence North parallel to the East line of said Quarter Section 135 feet to a point; which is coincident with the South line of property owned by George M. Bixler and Frank D. Bixler; thence West parallel to the North line of said Quarter
Section 375 feet to a point which is coincident with the East line of property owned by George M. Bixler and Frank D. Bixler; thence South parallel to the East line of said Quarter Section 135 feet to the point of beginning.

PARCEL 5:

Together with a non-exclusive easement for travel by pedestrians and vehicles as set out in Grant of Easements by Southern Plaza, Inc. to George M. Bixler, Jr., et al, recorded November 28, 1966, as Instrument No. 66-59951 over and across a strip of ground 40 feet wide, lying 20 feet on each side of a center line described as follows:

Commencing at the Northeast corner of the Northeast Quarter of Section 36, Township 15 North, Range 3 East, Marion County, Indiana, thence South 89 degrees 26 minutes 38 seconds West on the North line thereof 1134.91 feet; thence South parallel with the East line of said Quarter Section 1026 feet to the point of beginning of said center line, said point being the point of curvature of a curve concave Northwest having a central angle of 57 degrees 0 minutes 57 seconds and a radius of 64.56 feet; thence Southwestwardly on said curve 64.24 feet to the point of tangency; thence South 57 degrees 0 minutes 57 seconds West
85.10 feet to the point of a curvature of a curve concave North having a central angel of 32 degrees 25 minutes 41 seconds and a radius of 100 feet; thence Southwesterly on said curve 56.60 feet to the point of tangency; thence South 89 degrees 26 minutes 38 seconds West 315.92 feet to the East line of tract containing 8.06 acres more or less, owned by George M. Bixler, Jr. and Frank D. Bixler, on which tract said Bixlers are constructing an apartment project to be known as Greenbrier Phase III.

PARCEL 6:

Together with a non-exclusive easement for ingress and egress as set out in Easement recorded June 29, 1984, as Instrument No. 84-49557, more particularly described as follows:

Part of the Northwest Quarter of Section 36, Township 15 North of Range 3 East in Marion County, Indiana, more particularly described as follows, to-wit:

An 80-foot strip running along a center line described as follows:

Beginning at a point 1777.25 feet South and 1819.8 feet West of the Northeast corner of the Northwest Quarter of Section 36, Township 15 North, Range 3 East and in part being South of an contiguous to Parcel 3 described in Exhibit "A" attached herein and incorporated herein; thence West 865 feet to the center line of South Meridian Street.

PARCEL 7:

Together with a non-exclusive easement for ingress and egress as set out in Easement from Wareham Corporation N.V. by instrument dated November 1, 1978 and recorded November 2, 1978, as Instrument No. 78-77549, more particularly described as follows:

Part of the Northwest Quarter of Section 36, Township 15 North of Range 3 East in Marion County, Indiana, more particularly described as follows, to-wit:

Commencing at a point 1026 feet South of the Northeast corner of the Northwest Quarter of Section 36 of said Section; thence South along the East line of said quarter Section 975.9 feet to a point; thence West parallel to the North line of said Quarter Section 1599.8 feet to a point; thence North parallel to the East line of said Quarter Section 837.95 feet to a point; thence East parallel to the North line of said Quarter Quarter Section 375.0 feet to a point; thence North parallel to the East line of said Quarter Quarter Section 135.0 feet to a point; thence East parallel to the North line of said Quarter Quarter Section 594.23 feet to a point; thence North parallel to the East line of said Quarter Section
426.0 feet to a point;  thence East  parallel to the North line of said  quarter
Section 580.82 feet to a point; thence South parallel to the East line of said Quarter Section a distance of 426.0 feet to a point; thence East parallel to the North line of said Quarter Section a distance of 55.0 feet to the place of beginning.

                                  EXHIBIT B

Exceptions
1. Rights of the public, the State of Indiana and the municipality in and to that part of the premises taken or used for Hanna Avenue, Meridian Street and East Street, as deliniated on the survey prepared by Paul I. Cripe, Inc., Job No. 840311-3000, last certified ____, by Brian L. Wood, RLS No. 880004.

2. Terms and provisions of a Grant of Easements by Southern Plaza, Inc. to George M. Bixler, Jr. et al by instrument dated November 22, 1966 and recorded November 28, 1966, as Instrument No. 66-59951.

3.  Easement  granted  to  Indiana  Bell  Telephone  Company,   Incorporated  by
instrument dated November 6, 1986 and recorded December 15, 1986 as Instrument No. 86-129263.

4. Terms and provisions of an Agreement With Respect to Sanitary Sewers as set out in instrument dated November 1, 1978 and recorded November 2, 1978, as Instrument No. 78-77548 and also instrument dated June 29, 1984 and recorded June 29, 1984, as Instrument No. 84-49561. Further modified by Assignment of Agreement With Respect to Sanitary Sewers assigning one connection by instrument dated April 11, 1985 and recorded April 18, 1985, as Instrument No. 85-28715 and further modified by Cost Sharing Agreement With Respect to Sanitary Sewers dated April 13, 1988 and recorded April 19, 1988, as Instrument No. 88-35298.

                                 BILL OF SALE


      This Bill of Sale is made as of this 9th day of September, 1998 from Greenbrier Associates, an Indiana general partnership, having an office at c/o PaineWebber Properties, Incorporated, 265 Franklin Street, Boston, Massachusetts 02110 (the "Seller") to Graoch Associates #59 Limited Partnership, a Washington limited partnership, having an office at 1066 West Hastings, Suite 1400, Vancouver, British Columbia, Canada V6E 3X1 (the "Purchaser").

      WHEREAS, in connection with the conveyance of the real property commonly known as The Greenbrier Apartments, Indianapolis, Indiana, (the "Real Property"), Seller is obligated to convey, transfer, set over and assign to Purchaser all of the Seller's right, title and interest, if any, in and to all personal property owned by Seller located at the Real Property, including all furniture, carpeting, appliances, equipment, machinery, inventories, supplies, signs and other tangible personal property of every kind and nature, if any, owned by Seller and installed, located at and used in connection with the ownership, occupation and operation of the Real Property, including, without limitation, the personal property listed on Schedule A attached hereto, but specifically excluding (i) any items of personal property owned by tenants at or on the Real Property, and (ii) any items of personal property owned by third parties and leased to Seller (collectively "Personal Property").

      WHEREAS, in connection with the conveyance of the Real Property, Seller is obligated to convey, transfer, set over and assign to Purchaser all of Seller's right, title and interest, if any, in all intangible assets of any nature relating to the Real Property or the Personal Property, including, without limitation, all of Seller's right, title and interest in all (i) warranties and guaranties relating to the Real Property or Personal Property in the possession of Seller, (ii) all licenses, permits and approvals relating to the Real Property, (iii) all logos and trade names currently used by Seller exclusively in the operation of the Real Property, including the use of the name "Greenbrier Apartments", and (iv) all plans and specifications, in each case to the extent that Seller may legally transfer the same (collectively, the "Intangible Property").

      NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Seller does hereby sell, deliver, transfer, set over and assign unto Purchaser the Personal Property and the Intangible Property in their "as is" condition without express or implied warranty of any kind or nature except as expressly set forth in the Purchase and Sale Agreement by and between Seller and Purchaser, to have and to hold the same unto Purchaser and the Purchaser's successors and assigns, forever.

      EXECUTED UNDER SEAL as of the date first written above.

                              GREENBRIER ASSOCIATES

                                          By: PaineWebber Income Properties
                                              Five Limited Partnership, general
                                              partner

                                          By:   Fifth Properties, Inc.,
                                                general partner


                                                By:/s/ Rock M. D'Errico
                                                   --------------------
                                                Name:  Rock M. D'Errico
                                                Title: Vice President


                                          By:   Indianapolis Greenbrier Company,
                                                Ltd., general partner


                                                By:/s/ Lewis A. Levey
                                                   ------------------
                                                Name: Lewis A. Levey
                                                Title:  Managing General Partner

                                  SCHEDULE A
                             (Personal Property)

Maintenance Inventory:

B-tank
Nitro Tank
2-2 Wheel Carts
Snow Blower
Western Spreader
Skil saw 7 1/4 5/50
Power Pak 60 Auger
KRTI   Recovery  Unit   S#009258
JS  Vac  Pump  S#11126
Craftsman   Weadeater 972009n600384
Grenline  MSTA-1500  Thermometer
Craftsman  Vise
Craftsman  Die Grinder  315.27440
Key Machine 025 Manual S# V015917
Craftsman  Bench  Grinder
Castley Shampoo Machine
Super Line Sprayer Ac4419019
Shop Vac 1.25
Glidden Power Pak
Gas Leak  Detect
Refrigerator  Leak Detect
B+d 3/8 Drill
Jig Saw Model 7568
Heat Gun Model 35405
Router S# A9173
4 Motorola Spirit Pro Radios

Office Inventory:

3-Secretarial Desk
4-Secretarial Caster Base Chairs
1-Sharp Sf-7300 Copier
1-Hewlett Packard Fax-700 Machine
1-IBM  Wheel  Writer  10-series  II  Typewriter
1-Key Box
3-Sharp  Calculators EL-1197G
3-ATT  Phones
1-HP Laser Jet 6.1  Printer
1-View  Sonic E655  Monitor
1-Compaq  Keyboard
1-Compaq  Keyboard & Mouse
1-Compaq Desk Pro CPU Tower
1-HP Laser Jet Series II Printer
1-Gateway 2000 Monitor Crystal Scan 1572DG
1-Gateway Keyboard
1-Gateway Keyboard 4dx33CPU
1-Microsoft Mouse
1-Robotics  Sporster 3.6 Fax Modem
1-HP Laser Jet S Printer

2-Library Tables
3-Couches
1-Coffee Table
1-End Table
1-Dining Room Table with 6 Chairs
1-4 Drawer Chest
1-Table Lamp
2-Wall  Hanging Pictures
1-Wall  Hanging  Mirror
10-Live  Plants  (Maintenance  by  a  Vendor)
1-Plastic  Palm Tree
3-Floral  Arrangements
3-3 Drawer  Lateral  File  Drawers
1-Combination Safe
1-2 Door Frost Free Refrigerator  (Roper)
1-Automatic Coffee Maker (Hamilton Beach)

Model - 2 Bedroom Town Home:

Patio:
      1 Black Iron Table with Umbrella & 4 Matching Chairs

Living Room:
      1-Couch with 2 Matching Chairs
      2-End Tables
      1-Coffee Table
      1-Armoire Entertainment Center
      2-Floral Arrangements
      2-Table Lamps
      3-Wall Hanging Pictures

Dining Room:
      Glass Table with 4 Chairs
      1-Large Wall Hanging Picture

Kitchen:
      Frost Free Refrigerator
      Century Gas Stove
      Table with 2 Chairs

Master Bedroom:
      Full Size Bed
      Vanity with Mirror
      2-Night Stands
      Bedspread, Matching Curtains, Blinds
      2-Table Lamps
      Director Chair
      Throw Rug
      2-Decor Storage Boxes
      2-Artificial Plans

2nd Bedroom:
      2-Twin Beds
      1-4 Drawer Dresser
      2-Bedspreads
      1-2 Drawer Night Stand
      4-Pillows
      Throw Rug
      5-Pictures
      Decor Storage Boxes

Bathroom:
      Shower Curtain
      Towels
      Rug
      Bath Basket
      Floral Arrangements

Accessories & Etc.:
      Kitchen Canister Set
      Decor Plates
      Paper Tower Holder
      6-Pictures
      Cook Books
      Cutting Board
      Decor Pizza & Glasses of Coke
      Books
      Candy Dish
      Apple Checkers & Board Game
      Candles & Holders
      Tea Kettle

Appliances Located in Apartment Units as Follows:
24-Dishwashers
324-Stoves
324-Refrigerators

              ASSIGNMENT OF TENANT LEASES AND SECURITY DEPOSITS


            THIS ASSIGNMENT OF TENANT LEASES AND SECURITY DEPOSITS ("Assignment") is made and entered into effective this 9th day of September, 1998, by and between GREENBRIER ASSOCIATES, an Indiana general partnership ("Assignor") and GRAOCH ASSOCIATES #59 LIMITED PARTNERSHIP, ("Assignee").

            The parties enter into this Assignment on the basis of and in reliance upon the following facts:

      A. Assignor has conveyed contemporaneously herewith to Assignee that certain improved parcel of land located in the Marion County, Indiana, more particularly described on Exhibit A attached hereto and by this reference incorporated herewith (the "Property").

      B. Assignor has previously, in its capacity as owner of the Property, entered into certain occupancy leases at the Property, which are currently in force and effect, as described in the rent roll attached hereto as Exhibit B and by this reference incorporated herewith ("Leases").

      C. Assignor now desires to assign and transfer to Assignee all of the Leases, together with any security deposits paid pursuant to the terms thereof and listed on the rent roll attached hereto as Exhibit B and made a part hereof for all purposes, and Assignee desires to accept the Leases and all of Assignor's right, title, interest and obligations in, to and under the Leases, as set forth herein.

            NOW, THEREFORE, in consideration of (i) Ten Dollars ($10.00) and other good and valuable cash consideration and (ii) the mutual covenants and promises of the parties provided for herein, Assignor and Assignee agree as follows:

      1. Assignment. Assignor hereby assigns all of its right, title and interest in, to and under the Leases and any security deposits paid pursuant thereto as set forth on Exhibit B to Assignee.

      2. Assumption. Assignee hereby accepts said assignment and assumes all of the obligations of Assignor under the Leases from and after the date hereof.

      IN WITNESS WHEREOF, the undersigned parties have executed this Assignment effective as of the date first above written.


                                    ASSIGNOR:

                                          GREENBRIER ASSOCIATES

                                          By: PaineWebber Income Properties
                                              Five Limited Partnership, general
                                              partner

                                          By:   Fifth Properties, Inc.,
                                                general partner


                                                By: /s/ Rock M. D'Errico
                                                    --------------------
                                                Name:  Rock M. D'Errico
                                                Title:  Vice President


                                          By:   Indianapolis Greenbrier
                                                Company, Ltd., general partner


                                                By:/s/ Lewis A. Levey
                                                   ------------------
                                                Name:  Lewis A. Levey
                                                Title:  Managing General Partner


                                    ASSIGNEE:

                                    GRAOCH ASSOCIATES #59 LIMITED PARTNERSHIP

                                          By:   10425 Sales Road Associates,
                                                Inc., its sole general partner

                                          By: /s/ Gary M. Gray
                                              ----------------
                                          Name: Gary M. Gray
                                          Title:  President

                                  Exhibit A
                                  (The Land)

PARCEL 1:

A part of the Northwest Quarter of Section 36, Township 15 North of Range 3 East in Marion County, Indiana, being more particularly described as follows, to-wit:

Beginning at a point on the North line of said Quarter Section a distance of 1224.41 feet South 89 degrees 26 minutes 38 seconds West of the Northeast corner of said Quarter Section; running thence South 89 degrees 26 minutes 38 seconds West upon and along said North line a distance of 407.39 feet to a point; running thence South 00 degrees 00 minutes 00 seconds and parallel to the East line of said Quarter Section a distance of 524.72 feet to a point; running thence South 70 degrees 00 minutes 00 seconds East a distance of 286.38 feet to a point; running thence South 20 degrees 00 minutes 00 seconds West a distance of 286.38 feet to a point 70.667 feet to a point; running thence South 70 degrees 00 minutes 00 seconds East a distance of 215.00 feet to a point; running thence South 90 degrees 00 minutes 00 seconds East a distance of 65.39 feet to a point; running thence North 00 degrees 00 minutes 00 seconds and parallel to the East line of said Quarter Section a distance of 350.92 feet to a point; running thence South 89 degrees 26 minutes 38 seconds West and parallel to the North line of said Quarter Section a distance of 105.00 feet to a point; running thence North 00 degrees 00 minutes 00 seconds and parallel to the East line of said Quarter Section a distance of 416.66 feet to the point of beginning. (Phase
I)

PARCEL 2:

A part of the Northwest Quarter of Section 36, Township 15 North of Range 3 East in Marion County, Indiana, being more particularly described as follows:

Commencing at a point on the North line of said Quarter Section, a distance of 1631.80 feet South 89 degrees 26 minutes 38 seconds West of the Northeast corner of said Quarter Section; running thence south 00 degrees 00 minutes 00 seconds a distance of 524.72 feet to the POINT OF BEGINNING; running thence South 70 degrees 00 minutes 00 seconds East a distance of 286.38 feet to a point; thence South 20 degrees 00 minutes 00 seconds West a distance of 70.67 feet to a point; thence south 70 degrees 00 minutes 00 seconds East a distance of 215.00 feet to a point; thence North 90 degrees 00 minutes 00 seconds East a distance of 65.39 feet to a point; thence South 00 degrees 00 minutes 00 seconds and parallel to the East line of said Quarter Section a distance of 258.42 feet to a point; thence South 89 degrees 26 minutes 38 seconds West and parallel to the North line of said Quarter Section a distance of 512.39 feet to a point; running thence North 00 degrees 00 minutes 00 seconds a distance of 501.28 feet to the point of beginning.
(Phase II)

PARCEL 3:

Part of the Northwest Quarter of Section 36, Township 15 North, Range 3 East in Marion County, Indiana, more particularly described as follows, to-wit:

Commencing at the Northeast corner of the Northwest Quarter of said Section 36; thence on the North line of said Northwest Quarter South 89 degrees 26 minutes 38 seconds West 1230.05 feet; thence South parallel with the East line of said Northwest Quarter 1026 feet; thence South 89 degrees 26 minutes 38 seconds West parallel with the North line of said Northwest Quarter 375 feet to the point of beginning of the herein described parcel; thence South parallel with the East line of said Northwest Quarter 711.25 feet; thence South 89 degrees 26 minutes 38 seconds West parallel with the North line of said Northwest Quarter 493.77 feet; thence North parallel with the East line of said Northwest Quarter 711.25 feet; thence North 89 degrees 26 minutes 38 seconds East parallel with the North line of said Northwest Quarter 493.77 feet to the point of beginning. (Phase
III)

PARCEL 4:

Part of the Northwest Quarter of Section 36, Township 15 North, Range 3 East in Marion County, Indiana, more particularly described as follows, to-wit:

Commencing at a point 1163.95 feet South and 1599.8 feet West of the Northeast corner of the Northwest Quarter of Section 36 of said Section; thence East parallel to the North line of said Quarter Section 375 feet to a point; thence North parallel to the East line of said Quarter Section 135 feet to a point; which is coincident with the South line of property owned by George M. Bixler and Frank D. Bixler; thence West parallel to the North line of said Quarter
Section 375 feet to a point which is coincident with the East line of property owned by George M. Bixler and Frank D. Bixler; thence South parallel to the East line of said Quarter Section 135 feet to the point of beginning.

PARCEL 5:

Together with a non-exclusive easement for travel by pedestrians and vehicles as set out in Grant of Easements by Southern Plaza, Inc. to George M. Bixler, Jr., et al, recorded November 28, 1966, as Instrument No. 66-59951 over and across a strip of ground 40 feet wide, lying 20 feet on each side of a center line described as follows:

Commencing at the Northeast corner of the Northeast Quarter of Section 36, Township 15 North, Range 3 East, Marion County, Indiana, thence South 89 degrees 26 minutes 38 seconds West on the North line thereof 1134.91 feet; thence South parallel with the East line of said Quarter Section 1026 feet to the point of beginning of said center line, said point being the point of curvature of a curve concave Northwest having a central angle of 57 degrees 0 minutes 57 seconds and a radius of 64.56 feet; thence Southwestwardly on said curve 64.24 feet to the point of tangency; thence South 57 degrees 0 minutes 57 seconds West
85.10 feet to the point of a curvature of a curve concave North having a central angel of 32 degrees 25 minutes 41 seconds and a radius of 100 feet; thence Southwesterly on said curve 56.60 feet to the point of tangency; thence South 89 degrees 26 minutes 38 seconds West 315.92 feet to the East line of tract containing 8.06 acres more or less, owned by George M. Bixler, Jr. and Frank D. Bixler, on which tract said Bixlers are constructing an apartment project to be known as Greenbrier Phase III.

PARCEL 6:

Together with a non-exclusive easement for ingress and egress as set out in Easement recorded June 29, 1984, as Instrument No. 84-49557, more particularly described as follows:

Part of the Northwest Quarter of Section 36, Township 15 North of Range 3 East in Marion County, Indiana, more particularly described as follows, to-wit:

An 80-foot strip running along a center line described as follows:

Beginning at a point 1777.25 feet South and 1819.8 feet West of the Northeast corner of the Northwest Quarter of Section 36, Township 15 North, Range 3 East and in part being South of an contiguous to Parcel 3 described in Exhibit "A" attached herein and incorporated herein; thence West 865 feet to the center line of South Meridian Street.

PARCEL 7:

Together with a non-exclusive easement for ingress and egress as set out in Easement from Wareham Corporation N.V. by instrument dated November 1, 1978 and recorded November 2, 1978, as Instrument No. 78-77549, more particularly described as follows:

Part of the Northwest Quarter of Section 36, Township 15 North of Range 3 East in Marion County, Indiana, more particularly described as follows, to-wit:

Commencing at a point 1026 feet South of the Northeast corner of the Northwest Quarter of Section 36 of said Section; thence South along the East line of said quarter Section 975.9 feet to a point; thence West parallel to the North line of said Quarter Section 1599.8 feet to a point; thence North parallel to the East line of said Quarter Section 837.95 feet to a point; thence East parallel to the North line of said Quarter Quarter Section 375.0 feet to a point; thence North parallel to the East line of said Quarter Quarter Section 135.0 feet to a point; thence East parallel to the North line of said Quarter Quarter Section 594.23 feet to a point; thence North parallel to the East line of said Quarter Section
426.0 feet to a point;  thence East  parallel to the North line of said  quarter
Section 580.82 feet to a point; thence South parallel to the East line of said Quarter Section a distance of 426.0 feet to a point; thence East parallel to the North line of said Quarter Section a distance of 55.0 feet to the place of beginning.

                    ASSIGNMENT AND ASSUMPTION OF CONTRACTS

      This  Assignment and Assumption of Contracts (this  "Assignment")  is made and entered into as of this 9th day of September, 1998, by and between Greenbrier Associates, an Indiana general partnership, ("Assignor"), and Graoch Associates #59 Limited Partnership, a Washington limited partnership, ("Assignee").

                                  WITNESSETH:

      1. Assignment and Assumption. Assignor, for good and valuable consideration and pursuant to that certain Purchase and Sale Agreement dated as of June 1, 1998, by and between Assignor and Assignee (as amended, the "Purchase Agreement"), the receipt and sufficiency of which is hereby acknowledged, does hereby sell, transfer, assign, convey, sign over and deliver to Assignee all right, title and interest of the Assignor in, to and under all of the contracts listed on Exhibit A to the extent that Seller is entitled to transfer the same to Buyer (the "Property Contracts").

      Subject to the provisions of this Assignment, Assignee hereby accepts the foregoing assignment by Assignor and assumes all obligations of Assignor under the Property Contracts which arise, accrue or mature after the date hereof.

      2.    Indemnity.

      A. Assignee shall indemnify, defend and hold Assignor harmless and free and clear against, and reimburse Assignor for, any damage, loss, cost, expense (including reasonable attorneys' fees), claim, liability, obligation or debt resulting from, arising out of or in any way related to:

                  (i) any  obligations  or  liabilities  of  Assignor  under the
            Property Contracts which mature, become due or accrue after the date hereof; and

                  (ii) performance to be made by the Assignor under the Property
            Contracts which performance was to be made by Assignor after the date hereof.

      B. Assignor shall indemnify, defend and hold Assignee harmless and free and clear against, and reimburse Assignee for, any damage, loss, cost, expense (including reasonable attorneys' fees), claim, liability, obligation or debt resulting from, arising out of or in any way related to:

                  (i) any  obligations  or  liabilities  of  Assignee  under the
            Property Contracts which matured, became due or accrued on or prior to the date hereof;

                  (ii) performance to be made by the Assignee under the Property
            Contracts which performance was to be made by Assignor on or prior to the date hereof.

      3. Recourse. Assignee hereby acknowledges and agrees that, except as provided in Section 2 above, this Agreement is made without recourse, warranty or representation of any kind whatsoever except as set forth herein or except as set forth in the Purchase Agreement, all of which shall survive the execution and delivery of this Assignment on the terms and conditions contained in the Purchase Agreement.

      4. Governing Law. This Assignment shall be governed by and construed in accordance with the laws of the State of Indiana.

      IN WITNESS WHEREOF this Assignment and Assumption of Contracts has been executed as of the date first above written.

                                    ASSIGNOR:

                              GREENBRIER ASSOCIATES

                                    By:   PaineWebber Income Properties Five
                                          Limited Partnership, general partner

                                          By:   Fifth Properties, Inc.,
                                                general partner


                                                By: /s/ Rock M. D'Errico
                                                    --------------------
                                                Name:  Rock M. D'Errico
                                                Title:  Vice President


                                    By:   Indianapolis Greenbrier Company,
                                          Ltd., general partner


                                          By: /s/ Lewis A. Levey
                                              ------------------
                                              Name:  Lewis A. Levey
                                              Title:  Managing General Partner

                                    ASSIGNEE:

                                    GRAOCH ASSOCIATES #59 LIMITED PARTNERSHIP

                                    By:   10425 Sales Road Associates, Inc.,
                                          its sole general partner

                                          By: /s/ Gary M. Gray
                                              ----------------
                                              Name:  Gary M. Gray
                                              Title:  President

                                  EXHIBIT A

                              Property Contracts


1.    Advertising Agreement with Zart Publications, Inc., dated October 9, 1996.
2.    Lease with Living Interiors, Inc., Interior Plantscaping.
3.    Contract with Aramark Uniform Services, Inc., dated September 18, 1997.
4. Service Agreement with Trans Union Credit Information Co., dated August 31, 1988.
5. Advertising Agreement for the Greater Indianapolis Apartment Guide with Haas Publishing Companies, Inc. (last issue/month June 1, 1998).
6.    Contract with Hoosier Lawn Maintenance.
7.    Lease Laundry Facilities, dated July 24, 1996, between Paragon
      Residential Services, Inc., and Automatic Apartment Laundries, Inc.

                          SELLER'S CLOSING STATEMENT

BUYER:            GRAOCH ASSOCIATES #59 LIMITED PARTNERSHIP

SELLER:           GREENBRIER ASSOCIATES

PROPERTY:         GREENBRIER APARTMENTS, INDIANAPOLIS, INDIANA

CTIC NOL:         262-819CI

SELLER            SEPTEMBER 10, 1998 @ 9:00 AM

PURCHASE PRICE:                                                $ 11,850,000.00

LESS CREDITS TO PURCHASER:

                  Real Estate Tax Proration                    $   (239,661.71)
                  Security Deposits                            $    (50,935.00)
                  Rent and Other Income Proration              $   (110,023.76)
                  Rent Concessions                             $       (640.00)
                  Prepaid Income                               $    (14,557.72)
                  Unit Repair Costs                            $     (8,585.00)

SUBTOTAL:                                                      $ 11,425,596.81

CREDIT TO SELLER: Prepaid Expenses
  (Contracts Assumed by Purchaser)                             $        612.00

LESS SELLER COSTS:
                  Insured Closing Fee - 1/2                    $       (300.00)
                  Sale Commission - CB Richard Ellis, Inc.     $   (118,500.00)
                  Environmental Study - Dames & Moore ($3,000)          POC
                  Mortgage Loan Payoff - Equitable Life
                    Assurance Company                          $   (488,456.93)
                  Mortgage Loan Payoff - Frank D. Bixler
                    QT - Trust                                 $ (2,469,086.60)
                  Mortgage Loan Payoff - George M. Bixler
                    Estate                                     $ (2,469,086.61)

PROCEEDS TO SELLER                                             $  5,880,778.67
 DISBURSED TO:    Indianapolis Greenbrier Company, Ltd.        $    382,671.27
                  PaineWebber Income Properties Five
                    Limited Partnership                        $  5,498,107.40

The above settlement is hereby approved and the settlement agent is authorized and directed to disburse the sale proceeds as indicated herein and deliver instruments, documents and other property, if any, to the designated grantees and otherwise close this transaction in accordance with the settlement instructions.

SELLERS:          GREENBRIER ASSOCIATES

                  By:  Indianapolis Greenbrier Company, Ltd., General Partner

                  By:  /s/ Lewis A. Levey
                       ------------------
                       Lewis A. Levey, a managing general partner

                  By: PaineWebber Income Properties Five Limited Partnership, General Partner

                  By:  /s/ Rock M. D'Errico
                       --------------------
                       Rock M. D'Errico, Vice President

SETTLEMENT AGENT: CHICAGO TITLE INSURANCE COMPANY
                  By: /s/  Alan F. Kolb
                      -----------------
                  Resident Vice President